                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of December 1, 2006
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. and
Wells Fargo Bank, National Association as master servicers (each, in such capacity, a "Master Servicer"), LNR Partners, Inc. as special servicer (the
"Special Servicer") and LaSalle Bank National Association as trustee (the
"Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of December 1, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS
Securities North America Inc. ("IXIS Securities"), PNC Capital Markets LLC ("PNC
Capital"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Deutsche
Bank Securities Inc. ("DBSI"); Merrill Lynch, Countrywide Securities, IXIS
Securities, PNC Capital, Credit Suisse and DBSI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of December 1,
2006 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$2,393,751,335 (the "Merrill Lynch Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill Lynch Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the
Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $4,522,709,155 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on December 12, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) approximately 103.3834% of the Merrill Lynch Mortgage Loan Balance
as of the Cut-off Date, plus (ii) $$4,224,924, which amount represents the amount of interest accrued on the Merrill Lynch Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-4, Commercial Mortgage
      Pass-Through Certificates, Series 2006-4, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
      any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-4, Commercial Mortgage Pass-Through
      Certificates, Series 2006-4 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as

                                        3

      trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4, and
      in its capacity as lead lender on behalf of the holder(s) of the related
      Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage
      Loan on the MERS(R) System and the Trustee as the beneficiary of the assignment(s) of (x) the Mortgage, (y) any related Assignment of Leases
      (if such item is a document separate from the Mortgage) and (z) any other recorded document relating to such Mortgage Loan otherwise included in the
      Mortgage File;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4 (or,
      in the case of a Loan Combination, in favor of LaSalle Bank National
      Association, as trustee for the registered holders of ML-CFC Commercial
      Mortgage Trust 2006-4, Commercial Mortgage Pass-Through Certificates,
      Series 2006-4, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS
      Mortgage Loan (to the extent not already evidenced pursuant to clause (iv)
      above), evidence from MERS indicating the Trustee's ownership of the
      Mortgage Loan on the MERS(R) System and the Trustee as beneficiary of the assignment(s) of unrecorded documents related to the Mortgage Loan;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-4, Commercial Mortgage Pass-Through Certificates, Series 2006-4, as
      assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
      National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-4, Commercial Mortgage Pass-Through
      Certificates, Series 2006-4, and in its capacity as lead lender on behalf of the holder of the related

                                        4

      Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage
      Loan on the MERS(R) System and the Trustee as the beneficiary of any effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan; and

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii)  if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor
      Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            For purposes of this Section 2(c):

            "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule [ ] hereto.

            "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

            "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be

                                        5

submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of
Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing
Statement assignment in favor of the Trustee that is referred to in clause
(viii) of the definition of "Mortgage File." Each such assignment and UCC
Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing;
provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the
Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            If, on the Closing Date as to any MERS Mortgage Loan, the Seller
does not deliver written evidence of the Trustee's ownership of such Mortgage
Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of
"Mortgage File" or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this Agreement and Section 2.01(b) of the Pooling and Servicing
Agreement by delivering such evidence of ownership within 90 days following the
Closing Date; provided that, during such time, the Seller shall execute any documents requested by the Master Servicer or the Special Servicer with respect to such MERS Mortgage Loan that, in the reasonable discretion of the Master
Servicer or the Special Servicer (exercised in accordance with the Servicing
Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such
Mortgage Loan.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the
Seller to the applicable Master Servicer (or, at the direction of such Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee

                                        6

briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute
      a

                                        7

      default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will

                                        8

      constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)     If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document
Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund
Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii)
substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan
(which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase

                                        9

or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document
Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related
Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to

                                       10

the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3).
The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged

                                       11

Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and

                                       12

the Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            (f)     If, upon any payment in full with respect to any MERS
Mortgage Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of
such Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R) System and shall take such other actions as are necessary to enable the Master Servicer and the Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

            SECTION 4.  Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the

                                       13

Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                                       14

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Sidley Austin LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of December 1, 2006, among the Seller, Countrywide Commercial Real Estate Finance, Inc., IXIS Real
Estate Capital, Inc. and PNC Bank, National Association, the Purchaser, the
Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing
Date.

                                       15

            SECTION 6.  Closing Documents.  The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer
(such agreement(s), individually or collectively, as the case may be, "Servicing
Rights Purchase Agreement");

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free
Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the

                                       16

statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of each of the Free Writing Prospectuses shall consist of Annex A-1 to such Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans" (insofar as the information contained in
Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to such Free Writing Prospectus, entitled "Certain Statistical Information
Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-3 to such
Free Writing Prospectus, entitled "Sonic Automotive II Amortization Schedule",
Annex B to the Free Writing Prospectus entitled "Certain Characteristics
Regarding Multifamily Properties" (insofar as the information contained in Annex
B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to such
Free Writing Prospectus, entitled "Structural and Collateral Term Sheet"
(insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies such Free Writing
Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of such Free Writing Prospectus
(only to the extent that any such information relates to the Seller or the
Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of
Offering Prospectus--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary
of Offering Prospectus--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool" and "Transaction Participants--The Sponsors" and "Affiliations
and Certain Relationships and Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus
Supplement, entitled "Certain Statistical Information Regarding the Mortgage
Loans" (insofar as the information contained in Annex A-2 relates to the
Mortgage Loans sold by the Seller hereunder), Annex A-3 to the Prospectus
Supplement, entitled "Sonic Automative II Amortization Schedule", Annex A-5 to
the Prospectus Supplement, entitled "Elm Ridge Center Amortization Schedule",]
Annex B to the Prospectus Supplement entitled "Certain Characteristics Regarding
Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus
Supplement, entitled "Description of the Ten Largest Mortgage Loans and/or
Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real

                                       17

Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description
of the Mortgage Pool" and "Transaction Participants--The Sponsors" and
"Affiliations and Certain Relationships and Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means each of the Offering Prospectus dated November 20, 2006 and relating to the Publicly-Offered Certificates, as supplemented and amended by the Offering Prospectus dated November 28, 2006, and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated December 1, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated September 13, 2006.

            "Prospectus Supplement" means the prospectus supplement dated
December 1, 2006, that supplements the Prospectus and relates to the
Publicly-Offered Certificates; and

            "Time of Sale" means December 1, 2006, at 12:30 p.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than 30 days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7.  Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

                                       18

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9.  Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event

                                       19

more than (2) business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the
Trust will terminate upon the Trustee's filing a Form 15 with respect to the
Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and
Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST

                                       20

EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR
INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

                                       21

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       22

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        ------
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By:
                                            --------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President

                                        PURCHASER
                                        ---------
                                        MERRILL LYNCH MORTGAGE INVESTORS,
                                         INC.

                                        By:
                                            --------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.,
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David Rodgers

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: Director of CMBS Securitizations

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global Commercial Real Estate in the Office
           of the General Counsel

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement; and provided further that, if the related
Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the
Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in December 2006, without giving effect to any applicable grace period, nor was any such payment

30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a
"marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up"
commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only)
under leases (including subleases) pertaining to the related Mortgaged Property;
(f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed
Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or Assignment of
Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5.      Assignment of Leases and Rents. There exists, as part of
the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform

                                       I-2

certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the
Trustee; provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related Mortgage or related Assignment of
Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan
Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) November 20, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the

                                       I-3

related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage
Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a
Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage
Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the
Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged
Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee (in the case of the Park La Brea Apartments
Trust Mortgage Loan, subject to the rights of the JP Series 2006-LDP8 Trustee), pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                                       I-4

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental
Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the
Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action"
letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and

                                       I-5

are not requiring any action, in respect of such conditions or circumstances,
(D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related
Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects.
To the Seller's actual knowledge and without inquiry beyond the related
Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of

                                       I-6

whether such enforcement is considered in a proceeding in equity or at law) and
(iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii))
such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical

                                       I-7

depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan
is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based
upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located
(including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage
Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material

                                       I-8

compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged
Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                                       I-9

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances).

                                      I-10

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits
the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged
Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and

                                      I-11

clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge:
(i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any

                                      I-12

Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, after due
inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or
Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of

                                      I-13

worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related

                                      I-14

Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee; provided that, if the related security agreement and/or
UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

                                      I-15

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                                      I-16

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2- Ownership of Mortgage Loan

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover         The related Mortgage Loan that will be included in the trust is
                      Hotel Portfolio                         a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same
                                                              mortgage instrument and is cross-defaulted with the other. The
                                                              B-Note loan will not be part of the Trust Fund.
-------------------------------------------------------------------------------------------------------------------------------

Representation #4- Lien; Valid Assignment

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

89; 51; 54; 57;       Sonic Automotive II; Carmax -           The related Mortgage Loans are secured by one or more properties
76; 121               Duarte; Carmax - Florida; Carmax -      that are subject to a lease granting the respective tenant the
                      Dulles; Carmax - White Marsh, MD and    right to purchase the applicable Mortgaged Property. If a tenant
                      Carmax - Laurel, MD                     elects to purchase a Mortgaged Property, the related Mortgage
                                                              Loan documents permit the release of the applicable Mortgaged
                                                              Property from the lien of the related security instrument and the substitution of the released Mortgaged Property with one or more commercial properties of like kind and quality subject to the satisfaction of certain conditions in the related Mortgage
                                                              Loan documents.

-------------------------------------------------------------------------------------------------------------------------------
137                   LaSalle Apartments                      A neighboring owner has a right of first refusal with respect to sale of the related Mortgaged Property, the LaSalle Apartments
                                                              Loan agreement provides that. "Borrower shall not accept any offer to purchase the Property unless such offer contains an express agreement to assume the LaSalle Apartments Loan and be bound by the LaSalle Apartments Loan documents pursuant to the terms and provisions of the LaSalle Apartments Loan agreement and the LaSalle Apartments Loan documents, as a condition to the contemplated purchase. The Borrower is not permitted to offer or advertise for the sale or pledge of the Mortgaged Property unless such offer or advertisement requires an assumption of the LaSalle
                                                              Apartments Loan as a condition to purchase, in accordance with the terms hereof. Notwithstanding the foregoing, in the event the proposed sale or pledge is to close at any time after the
                                                              permitted defeasance date, such offer or advertisement regarding the sale or pledge need not require an assumption of the LaSalle
                                                              Apartments Loan as set forth herein provided that such offer expressly states that Borrower, as seller, will defease the
                                                              LaSalle Apartments Loan with the proceeds of the sale or pledge in accordance with the LaSalle Apartments Loan documents".
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

69                    Perris Towne Center                     Two parcels included in the Mortgaged Property remain subject to a right of first refusal in favor of the respective tenant. The right of first refusal is only exercisable by the tenant if the specific parcel is sold separately from the rest of the Mortgaged
                                                              Property and will not apply if the parcel is sold in connection with one or more other parcels. The right of first refusal was subordinated by one of the two tenants to the lender in
                                                              connection with any foreclosure by lender and for one (1)
                                                              subsequent transfer thereafter.

-------------------------------------------------------------------------------------------------------------------------------
116; 13               93-20 Roosevelt Avenue; Konover Hotel   The related Mortgage Loan that will be included in the trust is
                      Portfolio                               a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same
                                                              mortgage instrument and is cross-defaulted with the other. The
                                                              B-Note loan will not be part of the Trust Fund.
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20;           Anaheim Plaza; Sahara Pavilion North;   No assignment of any Mortgage will be recorded because the
21; 29; 32;           Pavilions Place; Olympia Place;         related Mortgage is held by Mortgage Electronic Registration
33; 34; 37;           Larwin Square; Pine Creek Shopping      Systems, Inc., as nominee for Seller.
39; 44; 46;           Center; Frontier Village; Country
49; 52; 61;           Fair Shopping Center; Rheem Valley
66; 68; 71;           Shopping Center; Brookhurst Center;
72; 74; 97;           Lakewood Village; San Dimas
101; 114;             Marketplace; Marina Village; Plaza
136; 164              580 Shopping Center; Brookvale
                      Center; Gateway Shopping Center; La
                      Verne Town Center; Fashion Faire
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia
                      West Center; Lakewood Shopping
                      Center; Sycamore Plaza; Northridge
                      Plaza; East Burnside Plaza
-------------------------------------------------------------------------------------------------------------------------------

Representation #5-Assignment of Leases and Rents

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover         The related Mortgage Loan that will be included in the trust is
                      Hotel Portfolio                         a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same
                                                              mortgage instrument and is cross-defaulted with the other. The
                                                              B-Note loan will not be part of the Trust Fund.
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion North;   No assignment of any Assignment of Leases will be recorded
29; 32; 33; 34;       Pavilions Place; Olympia Place;         because the related Mortgage is held by Mortgage Electronic
37; 39; 44; 46;       Larwin Square; Pine Creek Shopping      Registration Systems, Inc., as nominee for Seller.
49; 52; 61; 66;       Center; Frontier Village; Country
68; 71; 72; 74;       Fair Shopping Center; Rheem Valley
97; 101; 114;         Shopping Center; Brookhurst Center;
136; 164              Lakewood Village; San Dimas
                      Marketplace; Marina Village;
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                      Plaza 580 Shopping Center; Brookvale
                      Center; Gateway Shopping Center; La
                      Verne Town Center; Fashion Faire
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia
                      West Center; Lakewood Shopping
                      Center; Sycamore Plaza; Northridge
                      Plaza; East Burnside Plaza
-------------------------------------------------------------------------------------------------------------------------------

Representation #6- Mortgage Status; Waivers and Modifications

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover         The related Mortgage Loan that will be included in the trust is
                      Hotel Portfolio                         a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same
                                                              mortgage instrument and is cross-defaulted with the other. The
                                                              B-Note loan will not be part of the Trust Fund.
-------------------------------------------------------------------------------------------------------------------------------

Representation #7-Condition of Property; Condemnation

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

67                    Pentagon Park                           A substantial portion of a building located on an adjacent parcel, which parcel is owned by an affiliate of the related borrower, encroaches onto the related Mortgaged Property,
                                                              however there is an easement permitting the encroachment.
-------------------------------------------------------------------------------------------------------------------------------
112                   Cardenas Market - Indio                 As of the funding date, work was being done by the single tenant located at the Mortgaged Property and the loan is
                                                              cross-collateralized with Cardenas Markets - Perris until an
                                                              Uncrossing Event (as defined in the related Mortgage Loan
                                                              Agreement) occurs and the loan is fully recourse until the lender's receipt of (A) a tenant estoppel certificate on the lender's standard form from Cardenas Markets which provides that
                                                              (i) Cardenas Markets is in occupancy and open for business to the public, (ii) Cardenas Markets has commenced the payment of full contractual rent without offset, abatement or credit, (iii) the
                                                              Cardenas Markets lease is in full force and effect and no default or event has occurred which, with the passage of time, the giving of notice, or both, could result in a default, under the Cardenas
                                                              Markets lease and (iv) all landlord obligations pursuant to the
                                                              Cardenas Markets lease have been satisfied and there exist no future concessions, inducements, offset, counterclaims or credits to which Cardenas Markets is entitled; and (B) evidence,
                                                              reasonably satisfactory to the lender, that the Mortgaged
                                                              Property is lawfully occupied.

-------------------------------------------------------------------------------------------------------------------------------

Representation #8- Title Insurance

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover         The related Mortgage Loan that will be included in the trust is
                      Hotel Portfolio                         a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same mortgage instrument and is cross-defaulted with the other. The B-Note loan will not be part of the Trust Fund.

                                                              Only the right, title and interest of the Seller in the mortgage loan identified on the Mortgage Loan Schedule is being conveyed to the Purchaser.
-------------------------------------------------------------------------------------------------------------------------------

Representation #10- Mortgage Provisions

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

12                    Georgetown Renaissance Portfolio        The Borrower's obligation to maintain terrorism insurance is limited to the extent that, if the Terrorism Risk Insurance Act of 2002 (including any extensions) is not in effect, the Borrower is only required to obtain the amount of terrorism coverage that can be obtained at a price equal to two hundred percent (200%) of the aggregate insurance premium then payable with respect to all insurance coverage required under clauses (b) and (e) of Section
                                                              7.1 of the Georgetown Renaissance Portfolio Loan agreement.
-------------------------------------------------------------------------------------------------------------------------------
18; 9; 10             Northgate  Mall;  First  Colony Mall;   The related Borrower's obligation to maintain terrorism
                      Pinnacle Hills Promenade                insurance is subject to such insurance being a) commercially available and b) available at a commercially reasonable rate.
-------------------------------------------------------------------------------------------------------------------------------
13; 135               Konover Hotel Portfolio; 701 East       The related Borrower is required to maintain terrorism insurance
                      Lake Street                             for acts of terrorism as such acts are defined in the Terrorism
                                                              Risk Insurance Act of 2002.
-------------------------------------------------------------------------------------------------------------------------------
23                    Atrium - Marriott University Park       The Atrium - Marriott University Park Loan agreement only
                                                              requires the Borrower to maintain terrorism insurance if (a)
                                                              other prudent lenders whose principal place of business is in the U.S. and are regularly engaged in making loans secured by commercial real estate are requiring terrorism insurance for similar properties located in or around the region where the
                                                              Marriott University Park Property is located and (b) the
                                                              premiums for such coverage exceed 150% of the cost of a
                                                              stand-alone policy as of the closing date plus increases in the
                                                              Consumer Price Index after the closing date, the Borrower is not required to purchase coverage in excess of such amount.
-------------------------------------------------------------------------------------------------------------------------------
81                    Charleston Festival                     The related Borrower is not obligated to spend, in any fiscal year, more that two times the cost of premiums the related
                                                              Borrower is paying for terrorism insurance as of the closing date of the related Mortgage Loan.
-------------------------------------------------------------------------------------------------------------------------------
89                    Sonic Automotive II                     The related Borrower is not obligated to maintain terrorism insurance for the Nissan property.
-------------------------------------------------------------------------------------------------------------------------------
198                   Burgard Industrial Park                 The related Mortgage Loan Agreement provides that at no time will the Borrower be required to incur a cost for a Terrorism
                                                              Insurance policy that is in excess of $1,042.00 per
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              year (the "Terrorism Insurance Cap"). In the event that the annual premium for any such Terrorism Insurance policy exceeds the Terrorism Insurance Cap, the Borrower will be required to obtain and maintain a Terrorism Insurance policy providing coverage for as much of the loss, cost, damage and liability caused by "terrorism" or "terrorist acts" as is available for a premium equal to the Terrorism Insurance Cap.

-------------------------------------------------------------------------------------------------------------------------------
40                    Castleton Commons                       The related Borrower is not required to provide a liability insurance policy that does not contain an exclusion for terrorist acts, provided, however, the Borrower and  the principal are liable for losses on account that the Borrower maintains a self-insurance retention program with respect to such liability coverage.
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion          The related Mortgagor is required to maintain insurance against
29; 32; 33; 34;       North; Pavilions Place; Olympia         terrorism, terrorist acts or similar acts of sabotage ("Terrorism
37; 39; 44; 46;       Place; Larwin Square; Pine Creek        Insurance") with coverage amounts of not less than an amount
49; 52; 61; 66;       Shopping Center; Frontier Village;      equal to the full insurable value of the related improvements,
68; 71; 72; 74;       Country Fair Shopping Center; Rheem     the personal property and twelve (12) months of business
97; 101; 114; 136;    Valley Shopping Center; Brookhurst      interruption/loss of rents insurance (the "Terrorism Insurance
164                   Center; Lakewood Village; San Dimas     Required Amount").  Notwithstanding the foregoing sentence, the
                      Marketplace; Marina Village; Plaza      related Mortgagor shall not be obligated to expend on insurance
                      580 Shopping Center; Brookvale          premiums for Terrorism Insurance in any calendar year (the
                      Center; Gateway Shopping Center; La     "Terrorism Insurance Cap") more than 2.0 times the amount of the
                      Verne Town Center; Fashion Faire        insurance premiums payable for the property insurance coverages
                      Place; Caughlin Ranch Shopping          required pursuant to the related Mortgage Loan documents for such
                      Center; Cable Park Center; Olympia      calendar year on a stand alone basis, exclusive of Terrorism
                      West Center; Lakewood Shopping          Insurance, and if the cost of the Terrorism Insurance Required
                      Center; Sycamore Plaza; Northridge      Amount exceeds the Terrorism Insurance Cap, the related Mortgagor
                      Plaza; East Burnside Plaza              shall purchase the maximum amount of Terrorism Insurance
                                                              available with funds equal to the Terrorism Insurance Cap.
-------------------------------------------------------------------------------------------------------------------------------
82                    Greentree Plaza Shopping Center         The related Mortgage Loan documents require the Borrower to purchase as much terrorism insurance as is available at a
                                                              commercially reasonable rate.
-------------------------------------------------------------------------------------------------------------------------------
51; 54; 57; 76; 121   Carmax - Duarte; Carmax - Florida;      Borrower is not required to provide insurance for any losses
                      Carmax - Dulles; Carmax - White         attributable to perils of terrorism, acts of terrorism or similar
                      Marsh, MD and Carmax - Laurel, MD       acts of sabotage ("Terrorism Insurance"), provided, however, that each of the following conditions (collectively, the "Terrorism
                                                              Insurance Waiver Conditions") remain satisfied at all times during the term of the Loan: (i) the Carmax Lease is in full force and effect, (ii) all insurance required to be obtained and maintained  under the Carmax Lease is in full force and effect
                                                              (iii) all insurance required to be obtained and maintained under
                                                              Section 7.1 of the Loan Agreement (other than Terrorism
                                                              Insurance), is in full force and effect.  If at any time during the term of the Loan any or all of the Terrorism Insurance Waiver
                                                              Conditions are no longer satisfied, Lender's waiver of the requirement for Terrorism Insurance shall be void and Borrower shall immediately obtain and maintain (or cause to be obtained
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              and maintained) Terrorism Insurance in accordance with Section
                                                              7.1 of the Loan Agreement.
-------------------------------------------------------------------------------------------------------------------------------

Representation #12- Environmental Conditions

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion          The related Mortgagor covenants in the related Mortgage Loan
29; 32; 33; 34;       North; Pavilions Place; Olympia         documents to use commercially reasonable efforts to cause each
37; 39; 44; 46;       Place; Larwin Square; Pine Creek        tenant and other user (other than the related Mortgagor) to
49; 52; 61; 66;       Shopping Center; Frontier Village;      comply will applicable environmental laws. In addition, the
68; 71; 72; 74;       Country Fair Shopping Center; Rheem     related Mortgagor covenants in each related Mortgage Loan
97; 101; 114; 136;    Valley Shopping Center; Brookhurst      documents that all uses and operations on the related Mortgaged
164                   Center; Lakewood Village; San Dimas     Property will comply with all environmental laws in all material
                      Marketplace; Marina Village; Plaza      respects.
                      580 Shopping Center; Brookvale
                      Center; Gateway Shopping Center; La
                      Verne Town Center; Fashion Faire
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia
                      West Center; Lakewood Shopping
                      Center; Sycamore Plaza; Northridge
                      Plaza; East Burnside Plaza
-------------------------------------------------------------------------------------------------------------------------------

Representation #14- Insurance

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

12                    Georgetown Renaissance Portfolio        The related Mortgage Loan documents provide for flood hazard insurance in amount equal to the lesser of (a) the full insurable value of the related Mortgaged Property or (2) the maximum amount available under federal flood insurance program.

                                                              The Borrower's obligation to maintain terrorism insurance is limited to the extent that, if the Terrorism Risk Insurance Act of 2002 (including any extensions) is not in effect, the Borrower is only required to obtain the amount of terrorism coverage that can be obtained at a price equal to two hundred percent (200%) of the aggregate insurance premium then payable with respect to all insurance coverage required under clauses (b) and (e) of Section
                                                              7.1 of the Georgetown Renaissance Portfolio Loan agreement.
-------------------------------------------------------------------------------------------------------------------------------
18; 9; 10             Northgate Mall; First Colony Mall;      The related Mortgage Loan documents require all risk property
                      Pinnacle Hills Promenade                insurance to be in amount equal to 100% of the full replacement cost only.

                                                              The related Mortgage Loan documents require business interruption insurance for the period of the restoration plus an extended period of indemnity of 90 days. The business
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              interruption insurance has to be in an amount equal to 100% of the projected annual net operating income plus fixed expenses
                                                              (including debt service).

                                                              The related Mortgage Loan documents provide that earthquake insurance will be in amount not less than the product of the probable maximum loss multiplied by the replacement cost of the improvements as may be reasonably estimated by the lender. The deductible is not to exceed 5% of the total insured value at risk.

                                                              The related Mortgage Loan documents provide for flood hazard insurance in amount equal to the lesser of (a) the outstanding principal balance of the related Mortgage Loan documents or (2)
                                                              the maximum amount available under federal flood insurance program.

                                                              Windstorm insurance is not specifically required; however, the related Mortgage Loan documents provide that the related Borrower will obtain upon (120) days' written notice, such other
                                                              commercially reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the related Mortgaged Property located in or around the region in which the related Mortgaged
                                                              Property is located.

                                                              The related Mortgage Loan documents provide that the related
                                                              Borrower may maintain (A) commercial general liability insurance through a syndicate of insurers whereby at least 60% of the coverage is with carriers having a rating by S&P of not lower than "BBB" or a rating by A.M. Best Company of "A-minus X" and
                                                              (ii) all-risk, business income, builder's risk, boiler and machinery and terrorism insurance through a syndicate of insurers through which at least 60% of the coverage (if there are 4 or fewer members of the syndicate) or at least 50% of the coverage
                                                              (if there are 5 or more members of the syndicate) is with
                                                              carriers having a rating by S&P of not lower than "A-" or a rating by A.M. Best Company of "A-minus X" and the balance of the coverage is, in each case, with carriers having a rating by S&P of not lower than "BBB" or a rating by A.M. Best Company of
                                                              "A-minus X", provided that the first-loss risk is borne by the carriers having a rating by S&P of not lower than "A-" risk and which syndicate may include Factory Mutual Insurance Company so long as Factory Mutual Insurance Company maintains a claims paying ability of "AA" by Fitch and "A+ XV" by A.M. Best Company and a claims paying ability rating of BBBpi by S&P.

                                                              The related Borrower's obligation to maintain terrorism
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              insurance is subject to such insurance being a) commercially available and b) available at a commercially reasonable rate.
-------------------------------------------------------------------------------------------------------------------------------
13                    Konover Hotel Portfolio                 The related Mortgage Loan documents require the Borrower maintain business interruption insurance for the period of the restoration
-------------------------------------------------------------------------------------------------------------------------------
13; 135               Konover Hotel Portfolio; 701 East       The related Borrower is required to maintain terrorism insurance
                      Lake Street                             for acts of terrorism as such acts are defined in the Terrorism
                                                              Risk Insurance Act of 2002.
-------------------------------------------------------------------------------------------------------------------------------
23                    Atrium - Marriott University Park       The Atrium - Marriott University Park Loan agreement only
                                                              requires the Borrower to maintain terrorism insurance if (a)
                                                              other prudent lenders whose principal place of business is in the U.S. and are regularly engaged in making loans secured by commercial real estate are requiring terrorism insurance for similar properties located in or around the region where the
                                                              Marriott University Park Property is located and (b) the
                                                              premiums for such coverage exceed 150% of the cost of a
                                                              stand-alone policy as of the closing date plus increases in the
                                                              Consumer Price Index after the closing date, the Borrower is not required to purchase coverage in excess of such amount.
-------------------------------------------------------------------------------------------------------------------------------
81                    Charleston Festival                     The related Borrower is not obligated to spend, in any fiscal year, more that two times the cost of premiums the related
                                                              Borrower is paying for terrorism insurance as of the closing date of the related Mortgage Loan.
-------------------------------------------------------------------------------------------------------------------------------
89                    Sonic Automotive II                     The related Borrower is not obligated to maintain terrorism insurance for the Nissan property.
-------------------------------------------------------------------------------------------------------------------------------
112; 113              Cardenas Markets - Indio; Cardenas      If the lender reasonably requires the related Borrower to obtain
                      Markets - Perris                        earthquake insurance during the term of the Mortgage Loan, the
                                                              Borrower will only be required to obtain such earthquake
                                                              insurance if such insurance is available at commercially
                                                              reasonable rates.

-------------------------------------------------------------------------------------------------------------------------------
198                   Burgard Industrial Park                 The related Mortgage Loan Agreement provides that at no time will the Borrower be required to incur a cost for a Terrorism
                                                              Insurance policy that is in excess of $1,042.00 per year (the
                                                              "Terrorism Insurance Cap").  In the event that the annual premium for any such Terrorism Insurance policy exceeds the Terrorism
                                                              Insurance Cap, the Borrower will be required to obtain and maintain a Terrorism Insurance policy providing coverage for as much of the loss, cost, damage and liability caused by
                                                              "terrorism" or "terrorist acts" as is available for a premium equal to the Terrorism Insurance Cap.
-------------------------------------------------------------------------------------------------------------------------------
40                    Castleton Commons                       The related Borrower is not required to provide a liability insurance policy that does not contain an exclusion for terrorist acts, provided, however, the Borrower and  the principal are liable for losses on account that the Borrower maintains a self-insurance retention program with respect to such liability coverage.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion          The related Mortgage Loan documents require the related Mortgagor
29; 32; 33; 34;       North; Pavilions Place; Olympia         to maintain (i) business interruption/loss of rents insurance in
37; 39; 44; 46;       Place; Larwin Square; Pine Creek        an amount equal to 100% of the projected gross income from the
49; 52; 61; 66;       Shopping Center; Frontier Village;      related Mortgaged Property (on an actual loss sustained basis)
68; 71; 72; 74;       Country Fair Shopping Center; Rheem     for a period continuing until the restoration of the Mortgaged
97; 101; 114; 136;    Valley Shopping Center; Brookhurst      Property is completed and (ii) flood hazard insurance of the
164                   Center; Lakewood Village; San Dimas     following types and in the following amounts (A) coverage under
                      Marketplace; Marina Village; Plaza      insurance policies issued pursuant to the Flood Insurance Acts in
                      580 Shopping Center; Brookvale          an amount equal to the maximum limit of coverage available for
                      Center; Gateway Shopping Center; La     the related Mortgaged Property under the Flood Insurance Acts,
                      Verne Town Center; Fashion Faire        subject only to customary deductibles under such insurance
                      Place; Caughlin Ranch Shopping          policies and (B) coverage under supplemental private insurance
                      Center; Cable Park Center; Olympia      policies in an amount reasonably acceptable to Lender.
                      West Center; Lakewood Shopping
                      Center; Sycamore Plaza; Northridge      The related Mortgage Loan documents require all insurance
                      Plaza; East Burnside Plaza              companies providing the insurance required pursuant to such
                                                              Mortgage Loan documents to have a claims paying ability/financial strength rating of "A" (or its equivalent) or better by S&P;
                                                              provided, however, the policies of insurance may be issued by a syndicate of insurers through which (1) at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate)
                                                              shall be provided by carriers having a minimum investment grade rating of "A" from S&P and equivalent ratings from one or more
                                                              Rating Agencies acceptable to Lender, and (2) the balance of the courage shall be provided by carriers having a minimum investment grade rating of BBB from S&P and equivalent ratings from one or more Rating Agencies acceptable to Lender.  With respect to insurance for Differences in Conditions (earthquake and flood), the insurance carriers must maintain an A.M. Best rating of A-:IX or better.  Notwithstanding the foregoing, the related Mortgage
                                                              Loan documents approved the insurance carrier for the insurance policies existing as of the origination of the related Mortgage
                                                              Loan (even though said carrier does not satisfy the rating requirements set forth above) provided (i) such carrier maintains a claims paying ability/financial strength rating of "BBB" (or its equivalent) or better by S&P and "AA-" (or its equivalent) by
                                                              Fitch and an A.M. Best rating of A+:XV or better and (ii) the insurance carrier for the insurance policies commencing on
                                                              January 1, 2007 and for the remaining term of the Mortgage Loan shall satisfy the requirements above.

                                                              The related Mortgagor is required to maintain insurance against
                                                              Terrorism Insurance with coverage amounts of not less than an amount equal to the Terrorism Insurance Required Amount.
                                                              Notwithstanding the foregoing sentence, the related Mortgagor shall not be obligated to expend on more than the Terrorism
                                                              Insurance Cap, and if the cost of
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              the Terrorism Insurance Required Amount exceeds the Terrorism
                                                              Insurance Cap, the related Mortgagor shall purchase the maximum amount of Terrorism Insurance available with funds equal to the
                                                              Terrorism Insurance Cap.
-------------------------------------------------------------------------------------------------------------------------------
82                    Greentree Plaza Shopping Center         The related Mortgage Loan documents require the Borrower to purchase as much terrorism insurance as is available at a
                                                              commercially reasonable rate.
-------------------------------------------------------------------------------------------------------------------------------
51; 54; 57; 76; 121   Carmax - Duarte; Carmax - Florida;      Borrower is not required to provide insurance for any losses
                      Carmax - Dulles; Carmax - White         attributable to perils of terrorism, acts of terrorism or similar
                      Marsh, MD and Carmax - Laurel, MD       acts of sabotage ("Terrorism Insurance"), provided, however, that each of the following conditions (collectively, the "Terrorism
                                                              Insurance Waiver Conditions") remain satisfied at all times during the term of the Loan: (i) the Carmax Lease is in full force and effect, (ii) all insurance required to be obtained and maintained  under the Carmax Lease is in full force and effect
                                                              (iii) all insurance required to be obtained and maintained under
                                                              Section 7.1 of the Loan Agreement (other than Terrorism
                                                              Insurance), is in full force and effect.  If at any time during the term of the Loan any or all of the Terrorism Insurance Waiver
                                                              Conditions are no longer satisfied, Lender's waiver of the requirement for Terrorism Insurance shall be void and Borrower shall immediately obtain and maintain (or cause to be obtained and maintained) Terrorism Insurance in accordance with Section
                                                              7.1 of the Loan Agreement.
-------------------------------------------------------------------------------------------------------------------------------

Representation #17- Local Law Compliance

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

185                   Doux Chene                              The applicable zoning law requires the related Mortgaged Property to have 704 spaces; there are 635 spaces on the related Mortgaged
                                                              Property, currently.  The related Borrower has a post-closing obligation to re-stripe the pavement to obtain the additional spaces or to obtain a variance within 180 days.
-------------------------------------------------------------------------------------------------------------------------------
117                   125 Uptown                              The related Borrower is required to update the certificate of occupancy pertaining to the front half of the 2nd floor of the
                                                              226 West 125th Street property.
-------------------------------------------------------------------------------------------------------------------------------

Representation #18-Leasehold Estate

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

2                     Beacon Office Portfolio                 The Beacon Office Portfolio Mortgage Loan is secured by two properties - one of which is a leasehold interest.

                                                              AIR RIGHTS LEASE. The Beacon Office Portfolio Properties are
                                                              subject to two air rights leases, however, no lease payments are required for the term of the leases. Under the Air Lease, Fee
                                                              Borrower is the lessor and Leasehold Borrower is the lessee. The
                                                              Air Lease has a term which extends not less than twenty (20)
                                                              years beyond the maturity date of the Beacon Office Portfolio
                                                              Loan. The two leases
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              are referred to as air rights leases since ownership of the underground portion of the properties was retained by a railroad company in order to build, maintain and operate railroad tracks.
                                                              That underground portion is owned by Chicago Union Station Co., a wholly owned subsidiary of Amtrak ("CUSCO"). The previous owner of the two properties, Trizec Hahn Corporation, (i) acquired via one subsidiary the lessee interest in the air rights leases, and
                                                              (ii) acquired via a separate subsidiary the lessor interest in the air rights leases and the fee owner interest in the buildings and related underground columns and support structures. Fee ownership of the underground railroad tracks and related
                                                              structures remains with CUSCO. Mutual easement rights and
                                                              maintenance obligations are ensured by a Reciprocal Easement and
                                                              Operating Agreement ("REOA") for each of the two properties.
                                                              Beacon acquired the Trizec lessee interests in the air rights leases, the Trizec lessor/fee owner interests, and the related rights under the REOA's. Beacon pledged both interests in the two properties, and the rights under the REOA's, as security for the
                                                              Beacon Office Portfolio Loan.
-------------------------------------------------------------------------------------------------------------------------------
194                   Pioneers Medical Arts Buildings         (x) The ground lease restricts subletting to certain types of medical and related practices.  A ground lease amendment provides that, if the related Borrower is unable to lease vacant space to a permitted sublessee for a period of 60 days despite good faith efforts, then the related Borrower may provide notice to the ground lessor of intention to lease to a non-permitted sublessee and the ground lessor shall not unreasonably withhold its consent and, if after a second subsequent notice, the ground lessor fails to respond, the request is deemed approved.
-------------------------------------------------------------------------------------------------------------------------------
23                    Atrium - Marriott University Park       (iii) A transfer to the lender in connection with a foreclosure or deed in lieu thereof is permitted without the consent of the lessor, however, any subsequent transfer requires the consent of lessor, which consent shall not be unreasonably withheld or delayed.
-------------------------------------------------------------------------------------------------------------------------------
68                    La Verne Town Center                    (iii) Any assignment of the leasehold interest after a
                                                              foreclosure of the related Mortgage Loan requires the ground lessor's consent, which consent shall not be unreasonably
                                                              withheld.

                                                              (v) The related ground lease is silent with respect to whether a failure to provide notices of termination is ineffective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such ground lease.

                                                              (viii) Either or both of the largest tenants at the Mortgaged
                                                              Property have the right to request a new lease in addition to the mortgagee. In the event the mortgagee under such Mortgage Loan and either of both of the two largest tenants at the Mortgaged
                                                              Property request a new lease from the ground lessor, the ground lessor shall enter into such new
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              lease with an entity composed all such requesting parties. The
                                                              Seller required the related Mortgagor to use commercially
                                                              reasonable efforts after the origination of the Mortgage Loan to cause both tenants to waive such right to obtain a new lease in exchange for the mortgagee granting non-disturbance to such tenants.

                                                              (ix) The ground lease is silent as to who holds insurance
                                                              proceeds.

                                                              (xi) The ground lease is silent with respect to whether
                                                              amendments or modifications of the ground lease requiring the mortgagee's consent.

-------------------------------------------------------------------------------------------------------------------------------

Representation #23-Other Mortgage Provisions

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover         The related Mortgage Loan that will be included in the trust is
                      Hotel Portfolio                         a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same
                                                              mortgage instrument and is cross-defaulted with the other.  The
                                                              B-Note loan will not be part of the Trust Fund.
-------------------------------------------------------------------------------------------------------------------------------

Representation #26-Licenses and Permits

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

174                   Corley Portfolio                        In the Corley Portfolio transaction, pursuant to post-closing letter, the related Borrower or Iris G. Corley must deliver to the lender an original tenant estoppel certificate from Platinum
                                                              Capital Group.  Failure to deliver the tenant estoppel
                                                              certificate by November 6, 2006 shall, at the lender's option, constitute an "event of default" under the related Mortgage Loan documents.  As of November 7, 2006, the tenant estoppel has not been delivered.  At the time of closing, the lender obtained a landlord estoppel certificate executed by the related Borrower with respect to the Platinum Capital Group lease
-------------------------------------------------------------------------------------------------------------------------------
81                    Charleston Festival                     As of the closing date of the related Mortgage Loan, a
                                                              certificate of completion for each building was delivered by the
                                                              Borrower, however, certain construction items remain to be completed by the applicable tenant and/or the Borrower and the majority of the tenants located at the Mortgaged Property were not in occupancy of their respective premises and certificates of occupancy for their respective spaces were not available at closing. The Borrower is obligated to deliver the certificates of occupancy for each tenant space post closing.
-------------------------------------------------------------------------------------------------------------------------------
98                    San Gabriel Business Center             Certificates of occupancy for all tenant spaces were not
                                                              delivered on the closing date.  The Borrower is obligated to deliver evidence that such certificates of occupancy were issued post closing.  Any losses resulting from the Borrower's failure to deliver such evidence is a recourse carveout.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

117                   125 Uptown                              The related Borrower is required to update the certificate of occupancy pertaining to the front half of the 2nd floor of the
                                                              226 West 125th Street property.
-------------------------------------------------------------------------------------------------------------------------------
112                   Cardenas Markets - Indio                The sole tenant located at the related Mortgaged Property was not open for business and did not have a certificate of
                                                              occupancy as of the closing date of the Mortgage Loan; however, the loan is cross-collateralized with the Cardenas Markets -
                                                              Perris Mortgage Loan until an Uncrossing Event (as defined in the Cardenas Markets - Indio Loan agreement) occurs and the loan is fully recourse until the lender's receipt of (A) a tenant estoppel certificate on lender's standard form from Cardenas
                                                              Markets which provides that (i) Cardenas Markets is in occupancy and open for business to the public, (ii) Cardenas Markets has commenced the payment of full contractual rent without offset, abatement or credit, (iii) the Cardenas Markets lease is in full force and effect and no default or event has occurred which, with the passage of time, the giving of notice, or both, could result in a default, under the Cardenas Markets lease and (iv)
                                                              all landlord obligations pursuant to the Cardenas Markets lease have been satisfied and there exist no future concessions, inducements, offset, counterclaims or credits to which Cardenas
                                                              Markets is entitled; and (B) evidence, reasonably satisfactory to the lender, that the Property is lawfully occupied.

-------------------------------------------------------------------------------------------------------------------------------
69                    Perris Towne Center                     Four tenants are currently operating without certificates of occupancy issued in their names.  The Borrower is obligated under a post-closing agreement to provide copies of such
                                                              certificate of occupancy and deliver to the lender within thirty
                                                              (30) days of the closing date of the related Mortgage Loan.
                                                              Further, the related Mortgage Loan is fully recourse to the
                                                              Borrower until the Borrower obtains and delivers the final certificates of occupancy.

-------------------------------------------------------------------------------------------------------------------------------
116                   93-20 Roosevelt Avenue                  Certificates of occupancy for individual tenant spaces are temporary.  Pursuant to the Loan Agreement and Indemnity, the
                                                              Borrower must obtain final, unconditional certificates of
                                                              occupancy.

-------------------------------------------------------------------------------------------------------------------------------
207                   Linkside Center                         The tenant at the related Mortgaged Property commonly known as
                                                              Blue Hen TV & Electronics has received only a temporary
                                                              certificate of occupancy and has not yet obtained the required certificate of occupancy from the City of Magnolia, Delaware.
                                                              The Borrower is obligated under a post-closing agreement to procure such certificate of occupancy and deliver it to the lender as soon as is reasonably possible but in no event later than thirty (30) days immediately following the closing date of the related Mortgage Loan.

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

229                   Wells Fargo - Houston                   Wells Fargo Bank, N.A., the single tenant at the property, has not yet obtained the required certificate of occupancy from the
                                                              City of Houston, Texas. The Borrower is obligated under a post closing agreement to procure such certificate of occupancy and deliver it to the lender as soon as is reasonably possible but in no event later than ninety (90) days immediately following the closing date of the related Mortgage Loan. Further, the related
                                                              Mortgage Loan is fully recourse to the Borrower until the
                                                              Borrower obtains and delivers the final certificate of occupancy.

-------------------------------------------------------------------------------------------------------------------------------
25                    Federal Way Crossings                   The related Mortgage Loan documents require the related Mortgagor to complete the construction of one of the buildings which comprise the improvements to the related Mortgaged Property. A reserve account has been established with respect to the costs of completion of the construction and the release of the reserve, among other things, is conditioned upon the appropriate occupancy permits being delivered by the lender. In addition, certain tenants at the related Mortgaged Property have not yet taken possession of their respective spaces and appropriate reserves have been established regarding the occupancy of such tenants.
                                                              Among other things, one of the release conditions of such reserve is the delivery of the certificate of occupancy with respect to each tenant space.

-------------------------------------------------------------------------------------------------------------------------------
126                   Victorvile Shopping Center              The certificate of occupancy with respect to one of the tenants has not been issued as such tenant has not yet take occupancy of its space. An appropriate reserves account has been established regarding the occupancy of such tenants. Among other things, one of the release conditions of such reserve is the delivery of the certificate of occupancy with respect to such tenant space.

-------------------------------------------------------------------------------------------------------------------------------
26                    University Square                       Certain tenants at the related Mortgaged Property have not yet taken possession of their respective spaces and appropriate reserves have been established regarding the occupancy of such tenants. Among other things, one of the release conditions of such reserve amount is the delivery of a certificate of occupancy with respect to each tenant space.
-------------------------------------------------------------------------------------------------------------------------------
122                   High Plains Surgery                     Temporary certificates of occupancy were delivered for all tenant space except for the second floor space leased to
                                                              Covenant Health Systems which is currently being built out. The
                                                              Borrower is required to deliver permanent certificates of
                                                              occupancy for all of the space at the Mortgaged Property post closing and any losses incurred by the lender resulting from the failure to deliver such permanent certificates of occupancy is a recourse carveout.

-------------------------------------------------------------------------------------------------------------------------------

Representation #28-Release of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

18; 9; 10             Northgate Mall; First Colony Mall;      A rating agency confirmation is not required as the parcels
                      Pinnacle Hills Promenade                permitted to be substituted must be vacant, non-income producing and unimproved or improved only by landscaping, utility
                                                              facilities that are easily relocateable or surface parking.

                                                              The Mortgage Loan documents provide that the related Borrower may obtain a release of an improved parcel of land (an anchor parcel) that was acquired after the closing of the loan and therefore is not included in the underwriting of the related
                                                              Mortgage Loan.
-------------------------------------------------------------------------------------------------------------------------------
13                    Konover Hotel Portfolio                 The related Borrower may release up to five (5) properties and substitute therefor similar properties upon satisfaction of the terms and conditions set forth in the Konover Hotel Portfolio
                                                              Loan agreement and the Borrower is permitted to release an out-parcel at the Howe, Indiana property upon satisfaction of the terms and conditions set forth in the Konover Hotel
                                                              Portfolio Loan agreement.
-------------------------------------------------------------------------------------------------------------------------------
112; 113              Cardenas Markets-Indio; Cardenas        The Cardenas Markets-Indio Loan and the Cardenas Markets-
                      Markets- Perris                         Perris Loan are cross defaulted and cross collateralized until such time as the Uncrossing Event (as defined in the applicable loan agreement) occurs, however the Uncrossing Event is not conditioned on the payment of any sums other than the lender's costs and expenses.

-------------------------------------------------------------------------------------------------------------------------------
89; 51; 54; 57;       Sonic Automotive II; Carmax - Duarte;   The related Mortgage Loans are secured by one or more properties
76; 121               Carmax - Florida; Carmax - Dulles;      that are subject to a lease granting the respective tenant the
                      Carmax - White Marsh, MD and Carmax -   right to purchase the applicable Mortgaged Property. If a tenant
                      Laurel, MD                              elects to purchase a Mortgaged Property, the related Mortgage
                                                              Loan documents permit the release of the applicable Mortgaged
                                                              Property from the lien of the related security instrument and the substitution of the released Mortgaged Property with one or more commercial properties of like kind and quality subject to the satisfaction of certain conditions in the related Mortgage Loan documents.

-------------------------------------------------------------------------------------------------------------------------------
67                    Pentagon Park                           The related Borrower has the right, subject to the lender's prior written consent and satisfaction of certain conditions set forth in the related mortgage loan documents, (i) to reconfigure the boundaries of Sub-Parcel A (as identified in the Pentagon Park
                                                              Loan agreement), (ii) to permit the 4530 Owner to demolish the
                                                              4530 building and remove it from Sub-Parcel A and (iii) obtain the release of a portion of Sub-Parcel A from the mortgage lien.

-------------------------------------------------------------------------------------------------------------------------------
26                    University Square                       The Borrower has deposited funds into an occupancy reserve or provided an approved letter of credit to the lender in lieu thereof as additional security for the mortgage loan. If
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              certain conditions under the University Square Loan documents are not satisfied, the lender may apply the reserve funds or draw on the letter of credit to pay down a portion of the
                                                              University Square Loan.  If such prepayment occurs, the Borrower may obtain a release of a pre-determined parcel from the lien of the related security instrument subject to the satisfaction of certain conditions, including, but not limited to (i) no event of default has occurred and is continuing under the mortgage loan, (ii) receipt of rating agency confirmation, (iii)
                                                              satisfaction of a debt service coverage ratio test and (iv)
                                                              delivery of an opinion from counsel reasonably satisfactory to the lender stating that, among other things, the release will not affect any REMIC status.
-------------------------------------------------------------------------------------------------------------------------------
122                   High Plains Surgery                     The Borrower has the right to release a ground lease parcel from the mortgage lien if substitute parking is provided, subject to the conditions set forth in the mortgage loan documents.
-------------------------------------------------------------------------------------------------------------------------------

Representation #30-Defeasance and Assumption Costs

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

18; 9; 10             Northgate Mall; First Colony Mall;      The related Borrower is required to pay all of lender's
                      Pinnacle Hills Promenade                out-of-pocket costs and expenses reasonably incurred in
                                                              connection with the defeasance.
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion North;   In connection with a defeasance, the related Mortgagor shall pay
29; 32; 33; 34;       Pavilions Place; Olympia Place;         all reasonable and customary actual out-of-pocket costs and
37; 38; 39; 41;       Larwin Square; Pine Creek Shopping      expenses of the lender incurred in connection therewith. In
42; 44; 46; 49;       Center; Frontier Village; Country       connection with an assumption, the related Mortgagor shall pay
52; 61; 66; 68;       Fair Shopping Center; Rheem Valley      all actual out-of-pocket costs incurred in connection with the
71; 72; 74; 97;       Shopping Center; Doubletree Guests      assumption (including, without limitation, the lender's
101; 114; 136; 164    Suite Washington DC; Brookhurst         reasonable counsel fees and disbursements and all recording
                      Center; Residence Inn Tysons Corner     fees, title insurance premiums and mortgage and intangible
                      Mall; Homewood Suites San Antonio       taxes).
                      Riverwalk;  Lakewood Village; San
                      Dimas Marketplace; Marina Village;
                      Plaza 580 Shopping Center; Brookvale
                      Center; Gateway Shopping Center; La
                      Verne Town Center; Fashion Faire
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia
                      West Center; Lakewood Shopping
                      Center; Sycamore Plaza; Northridge
                      Plaza; East Burnside Plaza
-------------------------------------------------------------------------------------------------------------------------------

Representation #34-Due on Sale

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

23; 12                Atrium - Marriott University Park;      Certain transfers of the related Mortgaged Properties and
                      Georgetown Renaissance                  controlling interests in the related Borrower are permitted;
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                      Portfolio                               however, the related Borrower must meet all of the conditions set forth in the related Mortgage Loan documents.
-------------------------------------------------------------------------------------------------------------------------------
23                    Atrium - Marriott University Park       The indirect and/or direct interests in the related Borrower have been or may be pledged as security for mezzanine financing.
-------------------------------------------------------------------------------------------------------------------------------
18; 9; 10             Northgate Mall; First Colony Mall;      Provided that the conditions contained in the related Mortgage
                      Pinnacle Hills Promenade                Loan documents are satisfied, (a) transfers of the property and equity interests the mortgagor are permitted, (b) certain
                                                              affiliates of the mortgagor are permitted to pledge their direct and indirect interests in the mortgagor to each other or to a qualified pledgee (as defined in the related Mortgage Loan documents), and (c) a new mezzanine loan may be obtained provided that the existing mezzanine loan has been paid in full.
-------------------------------------------------------------------------------------------------------------------------------
58; 89; 51; 54;       Highpoint Oaks II; Sonic Automotive     The related Mortgage Loan documents permit transfers to multiple
57; 76; 121           II; Carmax - Duarte; Carmax -           borrowers as tenants in common, subject to satisfaction of the
                      Florida; Carmax - Dulles; Carmax -      conditions set forth in the related Mortgage Loan agreement.
                      White Marsh, MD and Carmax - Laurel,
                      MD
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion          Any direct or indirect interest in the related Mortgagor may be
29; 32; 33; 34;       North; Pavilions Place; Olympia         transferred without the lender's consent provided that, Kimco
37; 39; 44; 46;       Place; Larwin Square; Pine Creek        Realty Corporation and/or The Prudential Insurance Company of
49; 52; 61; 66;       Shopping Center; Frontier Village;      America or any of the separate accounts managed by a The
68; 71; 72; 74;       Country Fair Shopping Center; Rheem     Prudential Insurance Company of America that owns a direct or
97; 101; 114; 136;    Valley Shopping Center; Brookhurst      indirect interest in the related Mortgaged Property as of the
164                   Center; Lakewood Village; San Dimas     origination of the related Mortgage Loan, individually or
                      Marketplace; Marina Village; Plaza      collectively, must at all times during the terms of the related
                      580 Shopping Center; Brookvale          Mortgage Loan continue to control the related Mortgagor, and own,
                      Center; Gateway Shopping Center; La     directly or indirectly, at least ten percent (10%) of the
                      Verne Town Center; Fashion Faire        interests (direct or indirect) in such Mortgagor.
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia      The related Mortgagor may with the lender's consent, which
                      West Center; Lakewood Shopping          consent shall not be unreasonably withheld, grant easements,
                      Center; Sycamore Plaza; Northridge      restrictions, covenants, reservations and rights of way in the
                      Plaza; East Burnside Plaza              ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes or other purposes (which may include amendments to existing reciprocal easement agreements)
                                                              reasonably approved by the lender, provided that no such
                                                              encumbrance or amendment shall materially impair the utility, operation and use of the related Mortgaged Property or otherwise have a material adverse effect on such Mortgaged Property.

-------------------------------------------------------------------------------------------------------------------------------

Representation #35-Single Purpose Entity

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

135                   701 East Lake Street                    The principal of the Borrower has made an unsecured loan in the amount of $1,293,015.55 to the Borrower which is subject to a complete subordination and standstill agreement.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion North;   The related Mortgaged Loan documents require the related
29; 32; 33; 34;       Pavilions Place; Olympia Place;         Mortgagor to maintain its records (including financial
37; 39; 44; 46;       Larwin Square; Pine Creek Shopping      statements), books of account and bank accounts separate and
49; 52; 61; 66;       Center; Frontier Village; Country       apart from those of the members, general partners, principals
68; 71; 72; 74;       Fair Shopping Center; Rheem Valley      and affiliates of such Mortgagor, the affiliates of a member,
97; 101; 114;         Shopping Center; Brookhurst Center;     general partner or principal of such Mortgagor, and any other
136; 164              Lakewood Village; San Dimas             entity and to prevent its assets or liabilities to be listed as
                      Marketplace; Marina Village; Plaza      assets or liabilities on the financial statement of any other
                      580 Shopping Center; Brookvale          entity provided, however, such Mortgagor's assets may be
                      Center; Gateway Shopping Center; La     included in a consolidated financial statement of its affiliates
                      Verne Town Center; Fashion Faire        provided that (A) appropriate notation shall be made on such
                      Place; Caughlin Ranch Shopping          consolidated financial statements to indicate the separateness
                      Center; Cable Park Center; Olympia      of such Mortgagor and such affiliates and to indicate that such
                      West Center; Lakewood Shopping          Mortgagor's assets and credit are not available to satisfy the
                      Center; Sycamore Plaza; Northridge      debts and other obligations of such affiliates or any other
                      Plaza; East Burnside Plaza              entity and (B) such assets shall be listed on such Mortgagor's own separate balance sheet or (iii) except as required under
                                                              GAAP (or such other accounting methodology reasonably acceptable to Lender), include the assets or liabilities of any other entity Person on its financial statements.
-------------------------------------------------------------------------------------------------------------------------------

Representation #36-Whole Loan

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover Hotel   The related Mortgage Loan that will be included in the trust is
                      Portfolio                               a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same
                                                              mortgage instrument and is cross-defaulted with the other. The
                                                              B-Note loan will not be part of the Trust Fund.
-------------------------------------------------------------------------------------------------------------------------------

Representation #37-Tax Parcels

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

238                   Advanced Stor Edge                      The related Mortgaged Property was recently subdivided and the assessment for the new tax lot will not be effective until June
                                                              30, 2007. While no further action is required, the related
                                                              Mortgaged Property will be assessed as a larger parcel until such date. All taxes for 2006 were paid at closing for the larger parcel of which the related Mortgaged Property is a part; and the monthly escrow should be adjusted as appropriate
-------------------------------------------------------------------------------------------------------------------------------

Representation #39- Security Interests

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

116; 13               93-20 Roosevelt Avenue; Konover         The related Mortgage Loan that will be included in the trust is
                      Hotel Portfolio                         a senior loan in a multiple loan (A/B) structure comprised of two mortgage loans, each of which is secured by the same mortgage instrument and is cross-defaulted with the other.
                                                              The B-Note loan will not be part of the Trust Fund.

                                                              The security interests created by the related UCC financing
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                              statement are for the benefit of the holder of the Mortgage Loan that will be included in the trust and the holders of the
                                                              mortgage loans that will not be included in the trust.
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion          No UCC-3 financing statements will be filed because the related
29; 32; 33; 34;       North; Pavilions Place; Olympia         UCC-1 financing statements are in the name of Mortgage
37; 39; 44; 46;       Place; Larwin Square; Pine Creek        Electronic Registration Systems, Inc., as nominee for the Seller.
49; 52; 61; 66;       Shopping Center; Frontier Village;
68; 71; 72; 74;       Country Fair Shopping Center; Rheem
97; 101; 114; 136;    Valley Shopping Center; Brookhurst
164                   Center; Lakewood Village; San Dimas
                      Marketplace; Marina Village; Plaza
                      580 Shopping Center; Brookvale
                      Center; Gateway Shopping Center; La
                      Verne Town Center; Fashion Faire
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia
                      West Center; Lakewood Shopping
                      Center; Sycamore Plaza; Northridge
                      Plaza; East Burnside Plaza
-------------------------------------------------------------------------------------------------------------------------------

Representation #43 Recourse

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

18; 9; 10             Northgate Mall; First Colony Mall;      The related Mortgage Loan documents provide that the related
                      Pinnacle Hills Promenade                borrower is liable for damages, liabilities, expenses or claims sustained in connection with the related borrower's waste only after an event of default. There is no separate recourse carveout guarantor.
-------------------------------------------------------------------------------------------------------------------------------
12                    Georgetown Renaissance Portfolio        The related Mortgage Loan Documents do not contain a provision explicitly providing for liability of the related borrower in the event of the waste of tenant security deposits, rent, insurance proceeds or condemnation awards; however, liability is provided for in the case of misapplication or conversion of these items.
-------------------------------------------------------------------------------------------------------------------------------
14; 15; 20; 21;       Anaheim Plaza; Sahara Pavilion          The related Mortgage Loan documents provide for recourse against
29; 32; 33; 34;       North; Pavilions Place; Olympia         the related Mortgagor for damages caused by intentional physical
37; 39; 44; 46;       Place; Larwin Square; Pine Creek        waste and misappropriation of rents collected more than thirty
49; 52; 61; 66;       Shopping Center; Frontier Village;      (30) days in advance in violation of such Mortgage Loan documents.
68; 71; 72; 74;       Country Fair Shopping Center; Rheem
97; 101; 114; 136;    Valley Shopping Center; Brookhurst
164                   Center; Lakewood Village; San Dimas
                      Marketplace; Marina Village; Plaza
                      580 Shopping Center; Brookvale
                      Center; Gateway Shopping Center; La
                      Verne Town Center; Fashion Faire
                      Place; Caughlin Ranch Shopping
                      Center; Cable Park Center; Olympia
                      West Center; Lakewood
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER           LOAN NAME                               DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                      Shopping Center; Sycamore Plaza;
                      Northridge Plaza; East Burnside Plaza
-------------------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

[None.]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLCFC 2006-4: MORTGAGE LOAN SCHEDULE

         LOAN                                                         PROPERTY
LOAN #  GROUP  PROPERTY NAME                              ORIGINATOR  TYPE
----------------------------------------------------------------------------------

   2      1    Beacon Office Portfolio                    MLML        Office
 2.01     1    120 South Riverside                        MLML        Office
 2.02     1    10 South Riverside                         MLML        Office
   9      1    First Colony Mall                          MLML        Retail
  10      1    Pinnacle Hills Promenade                   MLML        Retail
  12      1    Georgetown Renaissance Portfolio           MLML        Various
 12.01    1    3345 M Street, NW                          MLML        Mixed Use
 12.02    1    Development Area 1                         MLML        Retail
 12.03    1    3307 M Street, NW                          MLML        Retail
 12.04    1    3077 M Street, NW                          MLML        Retail
 12.05    1    Development Area 2                         MLML        Mixed Use
 12.06    1    3330 M Street                              MLML        Retail
 12.07    1    1237 Wisconsin Ave, NW                     MLML        Retail
 12.08    1    3265-3269 M Street, NW                     MLML        Retail
 12.09    1    Development Area 3                         MLML        Retail
 12.1     1    Development Area 5                         MLML        Retail
 12.11    1    3235 M Street, NW                          MLML        Mixed Use
 12.12    1    3065 M Street, NW                          MLML        Retail
 12.13    1    3263 M Street, NW                          MLML        Retail
 12.14    1    Development Area 4                         MLML        Mixed Use
 12.15    1    3210 M Street, NW                          MLML        Retail
 12.16    1    326 King Street                            MLML        Retail
 12.17    1    3067 M Street, NW                          MLML        Retail
 12.18    1    3033 M Street, NW                          MLML        Retail
  13      1    Konover Hotel Portfolio                    MLML        Hospitality
 13.01    1    Holiday Inn Express Kansas City            MLML        Hospitality
 13.02    1    Holiday Inn Express Portage                MLML        Hospitality
 13.03    1    Hampton Inn Kansas City                    MLML        Hospitality
 13.04    1    Holiday Inn Express Fremont                MLML        Hospitality
 13.05    1    Holiday Inn Express Mishawaka              MLML        Hospitality
 13.06    1    Holiday Inn Express & Suites Warsaw        MLML        Hospitality
 13.07    1    Holiday Inn Express Adrian                 MLML        Hospitality
 13.08    1    Carlton Lodge Adrian                       MLML        Hospitality
 13.09    1    Holiday Inn Express La Porte               MLML        Hospitality
 13.10    1    Holiday Inn Express Chelsea                MLML        Hospitality
 13.11    1    Hampton Inn Marshall                       MLML        Hospitality
 13.12    1    Holiday Inn Express Howe                   MLML        Hospitality
 13.13    1    Country Inn & Suites Mishawaka             MLML        Hospitality
 13.14    1    Holiday Inn Express Marshall               MLML        Hospitality
 13.15    1    Super 8                                    MLML        Hospitality
  14      1    Anaheim Plaza                              MLML        Retail
  15      1    Sahara Pavilion North                      MLML        Retail
  16      1    The Parkdales                              MLML        Office
  17      1    White Oaks Mall                            MLML        Retail
  18      1    Northgate Mall                             MLML        Retail
  20      1    Pavillions Place                           MLML        Retail
  21      1    Olympia Place                              MLML        Retail
  23      1    Atrium - Marriott University Park          MLML        Hospitality
  25      1    Federal Way Crossings                      MLML        Retail
  26      1    University Square                          MLML        Retail
  27      1    Masi Plaza                                 MLML        Retail
  28      1    Campus Lodge of Tampa                      MLML        Multifamily
  29      1    Larwin Square                              MLML        Retail
  32      1    Pine Creek Shopping Center                 MLML        Retail
  33      1    Frontier Village                           MLML        Retail
  34      1    Country Fair Shopping Center               MLML        Retail
  36      2    Club at Desert Pines                       MLML        Multifamily
  37      1    Rheem Valley Shopping Center               MLML        Retail
  38      1    Doubletree Guest Suites Washington DC      MLML        Hospitality
  39      1    Brookhurst Center                          MLML        Retail
  40      1    Castleton Commons                          MLML        Retail
  41      1    Residence Inn Tysons Corner Mall           MLML        Hospitality
  42      1    Homewood Suites San Antonio Riverwalk      MLML        Hospitality
  44      1    Lakewood Village                           MLML        Retail
  46      1    San Dimas Marketplace                      MLML        Retail
  49      1    Marina Village                             MLML        Retail
  51      1    Carmax - Duarte                            MLML        Retail
  52      1    Plaza 580 Shopping Center                  MLML        Retail
  54      1    Carmax - Florida                           MLML        Retail
 54.01    1    2550 Roosevelt Boulevard                   MLML        Retail
 54.02    1    901 Towne Center Boulevard                 MLML        Retail
  57      1    Carmax - Dulles                            MLML        Retail
  58      1    Highpoint Oaks II Portfolio                MLML        Mixed Use
 58.01    1    Metroplex II                               MLML        Mixed Use
 58.02    1    Highpoint II                               MLML        Mixed Use
  61      1    Brookvale Center                           MLML        Retail
  63      1    Washington Plaza                           MLML        Retail
  65      1    Square One Shopping Center                 MLML        Retail
  66      1    Gateway Shopping Center                    MLML        Retail
  67      1    Pentagon Park                              MLML        Office
  68      1    La Verne Town Center                       MLML        Retail
  69      1    Perris Town Center                         MLML        Retail
  71      1    Fashion Faire Place                        MLML        Retail
  72      1    Caughlin Ranch Shopping Center             MLML        Retail
  74      1    Cable Park Center                          MLML        Retail
  76      1    Carmax - White Marsh, MD                   MLML        Retail
  81      1    Charleston Festival                        MLML        Retail
  82      1    Greentree Plaza Shopping Center            MLML        Retail
  86      1    Riverhead Shopping Center                  MLML        Retail
  89      1    Sonic Automotive II                        MLML        Retail
 89.01    1    Momentum BMW                               MLML        Retail
 89.02    1    Clear Lake Nissan                          MLML        Retail
  92      1    Signature Plaza                            MLML        Retail
  95      1    Bryant Ranch                               MLML        Retail
  96      2    Regents Walk                               MLML        Multifamily
  97      1    Olympia West Center                        MLML        Retail
  98      1    San Gabriel Parkway Business Center        MLML        Industrial
  101     1    Lakewood Shopping Center                   MLML        Retail
  102     2    Presidio Square                            MLML        Multifamily
  112     1    Cardenas Markets - Indio                   MLML        Retail
  113     1    Cardenas Markets - Perris                  MLML        Retail
  114     1    Sycamore Plaza                             MLML        Retail
  115     1    Dell Range King Soopers                    MLML        Retail
  116     1    93-20 Roosevelt Avenue                     MLML        Mixed Use
  117     1    125 Uptown                                 MLML        Mixed Use
  118     1    Sheraton Hotel - Ontario Airport           MLML        Hospitality
  121     1    Carmax - Laurel, MD                        MLML        Retail
  122     1    High Plains Surgery                        MLML        Office
  126     1    Victorville Shopping Center                MLML        Retail
  131     2    The Pointe at St. Joseph's                 MLML        Multifamily
  133     1    Riverside Commerce Center                  MLML        Office
  135     1    701 East Lake Street                       MLML        Mixed Use
  136     1    Northridge Plaza                           MLML        Retail
  137     2    LaSalle Apartments                         MLML        Multifamily
  142     2    3515 Arlene Drive                          MLML        Multifamily
  143     1    Holiday Inn - Santa Anna                   MLML        Hospitality
  148     1    Reef Building                              MLML        Industrial
  153     1    Superior Super Warehouse - Chino           MLML        Retail
  154     1    College Park Plaza                         MLML        Retail
  157     1    Glenwood Village Square                    MLML        Retail
  158     1    Regency Point Shopping Center              MLML        Retail
  164     1    East Burnside Plaza                        MLML        Retail
  174     1    Corley Portfolio                           MLML        Various
174.01    1    Retail Center                              MLML        Retail
174.02    1    Office Park                                MLML        Office
  178     1    Fort Apache                                MLML        Self Storage
  185     2    Doux Chene                                 MLML        Multifamily
  188     1    1253-1257 Los Angeles Street               MLML        Retail
  190     1    Hampton Inn - Pell City                    MLML        Hospitality
  191     1    Etowah Crossing Shopping Center            MLML        Retail
  192     1    Flamingo Plaza                             MLML        Retail
  194     1    Pioneers Medical Arts Buildings            MLML        Office
  198     1    Burgard Industrial Park                    MLML        Industrial
  199     1    Chapel Ridge - Retail                      MLML        Retail
  200     1    Milford Center                             MLML        Retail
  204     1    Huntington Square                          MLML        Retail
  205     1    Highland Village Plaza - Phase II          MLML        Retail
  206     1    Superior Super Warehouse - Corona          MLML        Retail
  207     1    Linkside Center                            MLML        Retail
  211     1    Village at Valleydale                      MLML        Retail
  218     1    Yuba City Self Storage                     MLML        Self Storage
  221     1    Executive Business Center at the District  MLML        Office
  229     1    Wells Fargo - Houston                      MLML        Office
  234     1    Walmart Shops at Panola                    MLML        Retail
  238     1    Advanced Stor Edge                         MLML        Self Storage
  244     2    Beech Kearny Apartments                    MLML        Multifamily
  251     1    AGA Medical                                MLML        Office

LOAN #  STREET ADDRESS
--------------------------------------------------------------------------------------------------------------------

   2    Various
 2.01   120 South Riverside Plaza
 2.02   10 South Riverside Plaza
   9    16535 Southwest Freeway
  10    2203 Promenade Boulevard
  12    Various
 12.01  3345 M Street, NW
 12.02  3314-3316, 3320, 3324-3326, 3328 M Street; 3315 & 3323 Cady's Alley
 12.03  3307 M Street
 12.04  3077 M Street
 12.05  3300, 3304 & 3306 M Street; 3301 & 3303 Cady's Alley
 12.06  3330 M Street
 12.07  1237 Wisconsin Avenue, NW
 12.08  3265-3269 M Street
 12.09  3336-3340 M Street
 12.1   3312, 3316 & 3320 Cady's Alley
 12.11  3235 & 3233 M Street
 12.12  3065 M Street
 12.13  3263 M Street
 12.14  3334, 3336 & 3340 Cady's Alley
 12.15  3210 M Street
 12.16  326 King Street; 100 South Royal Street
 12.17  3067 M Street
 12.18  3033-3035 M Street
  13    Various
 13.01  1931 Prairie Crossing
 13.02  2323 Willowcreek Road
 13.03  1400 Village West Parkway
 13.04  6245 North Old 27
 13.05  420 West University Drive
 13.06  3825 Lake City Highway
 13.07  1077 West US 223
 13.08  1629 West Maumee Street
 13.09  100 East Shore Court
 13.10  1540 Commerce Park Drive
 13.11  17256 Sam Hill Drive
 13.12  45 West 750 North
 13.13  120 West University Drive
 13.14  17252 Sam Hill Drive
 13.15  1091 U.S Highway 223
  14    406-680 North Euclid Street
  15    Decatur Boulevard & Sahara Avenue
  16    1600 & 1660 South Highway 100; 5354 & 5402 Parkdale Drive; 5100, 5353 & 5401 Gamble Drive
  17    2501 West Wabash Avenue
  18    5000 Hixson Pike
  20    16300 Beach Boulevard
  21    1601-1697 Mount Diablo Boulevard
  23    880 East 2nd Street
  25    SWC of SR 161 and South 348th Street
  26    5801-5985 University Avenue
  27    11787 - 11899 Foothill Boulevard
  28    15115 Livingston Avenue
  29    520 E. 1st Street
  32    672-776 Freeman Lane
  33    621 NE Highway 9
  34    12013 Central Avenue
  36    3700 East Bonanza Road
  37    345-375 Rheem Boulevard
  38    801 New Hampshire Avenue, NW
  39    915 South Brookhurst Street
  40    8310-8450 Castleton Corner Drive
  41    8400 Old Courthouse Road
  42    432 West Market Street
  44    8900-9098 Brooks Road South
  46    210 Frwy at Cienga Avenue
  49    5812 Edinger Avenue
  51    1131 Central Avenue
  52    4500 Las Positas Boulevard
  54    Various
 54.01  2550 Roosevelt Boulevard
 54.02  901 Towne Center Boulevard
  57    45210 Towlern Place
  58    Various
 58.01  2304 Tarpley Road
 58.02  2701 Highpoint Oaks Boulevard
  61    35550 Fremont Boulevard
  63    408-530 East Washington Boulevard
  65    3555 NW Federal Highway
  66    13314 Bothell Everett Highway
  67    4510, 4815, 4901 & 4940 West 77th Street; 4900-4960 West Viking & 7701 Normandale Road; 7600 Parklawn Avenue
  68    2462 Foothill Boulevard
  69    15-138 West Nuevo Road
  71    15100 Hesperian Boulevard
  72    4788 Caughlin Parkway
  74    8801-8899 Greenback Lane
  76    10201 Philadelphia Road
  81    6310 West Charleston Boulevard
  82    305-505 Southeast Everett Mall Way
  86    1087-1103 Old Country Road
  89    Various
 89.01  15865 Katy Freeway
 89.02  2150 Gulf Freeway
  92    6440-6450 Sepulveda Boulevard
  95    23621 - 23741 La Palma Avenue
  96    726 Raleigh Court
  97    1530 Black Lake Boulevard, SW
  98    3619-3735 San Gabriel River Parkway
  101   8774-8928 Lakewood Drive
  102   5401 West Presidio Lane
  112   45800 Rubidoux Street
  113   2560 North Perris Boulevard
  114   1021-1131 North State College Boulevard
  115   3610, 3702, and 3806 Dell Range Boulevard
  116   93-20 Roosevelt Avenue
  117   222 - 228 W 125th Street
  118   429 North Vineyard Avenue
  121   8801 Freestate Drive
  122   3611 21st Street
  126   12400 Amargosa Road
  131   307 East LaSalle Avenue
  133   120 Corporate Boulevard
  135   701 East Lake Street
  136   4802-4894 San Juan Avenue
  137   36 South 9th Street
  142   3515 Arlene Drive
  143   2726 South Grand Avenue
  148   9650-9660 Chesapeake Drive
  153   12375 Central Avenue
  154   3131 SW College Road
  157   1153 North 5th Street
  158   1025-69 East 9th Street
  164   5544 E. Burnside
  174   Various
174.01  6060 Windmill Lane
174.02  3085 & 3075 Russell Road
  178   3375 South Fort Apache Road
  185   2101 Harvey Mitchell Parkway South
  188   1251 - 1257 South Los Angeles Street
  190   220 Vaughan Lane
  191   954 Gilbert Ferry Road
  192   5900, 5920 and 5940 West Flamingo Road
  194   751 West Legion Road
  198   12005 North Burgard Way
  199   10280 Maysville Road
  200   575-591 North Dual Highway
  204   1450 East Chicago Avenue
  205   7195-7199 Boulder Avenue
  206   1130 West 6th Street
  207   52 West Birdie Lane
  211   5291 Valleydale Road
  218   1268 Stewart Road
  221   801 East Fern Avenue
  229   2613 Austin Street
  234   5445 Fairington Road
  238   2271 Woodbridge Avenue
  244   91 Beech Street
  251   1340 Upper Hembree Road

                                                                   CUT-OFF DATE   ORIGINAL    MONTHLY P&I DEBT  ANNUAL P&I DEBT
LOAN #  CITY              COUNTY                STATE    ZIP CODE   BALANCE ($)  BALANCE ($)     SERVICE ($)      SERVICE ($)
-------------------------------------------------------------------------------------------------------------------------------

   2    Chicago           Cook                  IL          60606   225,000,000  225,000,000      1,150,130.21    13,801,562.52
 2.01   Chicago           Cook                  IL          60606   113,275,862  113,275,862
 2.02   Chicago           Cook                  IL          60606   111,724,138  111,724,138
   9    Sugar Land        Fort Bend             TX          77479   194,612,784  195,000,000      1,122,653.11    13,471,837.32
  10    Rogers            Benton                AR          72758   140,000,000  140,000,000        658,858.80     7,906,305.60
  12    Various           Various               Various  Various    100,000,000  100,000,000        498,410.88     5,980,930.56
 12.01  Washington        District of Columbia  DC          20007    11,540,000   11,540,000
 12.02  Washington        District of Columbia  DC          20007    10,500,000   10,500,000
 12.03  Washington        District of Columbia  DC          20007    10,000,000   10,000,000
 12.04  Washington        District of Columbia  DC          20007     8,415,342    8,415,342
 12.05  Washington        District of Columbia  DC          20007     8,155,000    8,155,000
 12.06  Washington        District of Columbia  DC          20007     7,300,000    7,300,000
 12.07  Washington        District of Columbia  DC          20007     5,600,000    5,600,000
 12.08  Washington        District of Columbia  DC          20007     5,440,591    5,440,591
 12.09  Washington        District of Columbia  DC          20007     5,100,000    5,100,000
 12.1   Washington        District of Columbia  DC          20007     5,000,000    5,000,000
 12.11  Washington        District of Columbia  DC          20007     4,950,000    4,950,000
 12.12  Washington        District of Columbia  DC          20007     4,725,000    4,725,000
 12.13  Washington        District of Columbia  DC          20007     4,084,409    4,084,409
 12.14  Washington        District of Columbia  DC          20007     3,160,000    3,160,000
 12.15  Washington        District of Columbia  DC          20007     2,800,000    2,800,000
 12.16  Alexandria        Alexandria City       VA          22314     1,490,000    1,490,000
 12.17  Washington        District of Columbia  DC          20007     1,284,658    1,284,658
 12.18  Washington        District of Columbia  DC          20007       455,000      455,000
  13    Various           Various               Various  Various     67,000,000   67,000,000        412,530.52     4,950,366.24
 13.01  Kansas City       Wyandotte             KS          66111     8,797,500    8,797,500
 13.02  Portage           Porter                IN          46368     6,720,000    6,720,000
 13.03  Kansas City       Wyandotte             KS          66111     6,480,000    6,480,000
 13.04  Fremont           Steuben               IN          46737     6,240,000    6,240,000
 13.05  Mishawaka         St Joseph             IN          46545     5,760,000    5,760,000
 13.06  Warsaw            Kosciusko             IN          46580     5,360,000    5,360,000
 13.07  Adrian            Lenawee               MI          49221     4,290,000    4,290,000
 13.08  Adrian            Lenawee               MI          49221     3,693,000    3,693,000
 13.09  La Porte          La Porte              IN          46350     3,172,500    3,172,500
 13.10  Chelsea           Washtenaw             MI          48118     3,168,000    3,168,000
 13.11  Marshall          Calhoun               MI          49068     3,014,000    3,014,000
 13.12  Howe              Lagrange              IN          46746     2,945,000    2,945,000
 13.13  Mishawaka         St Joseph             IN          46545     2,880,000    2,880,000
 13.14  Marshall          Calhoun               MI          49068     2,720,000    2,720,000
 13.15  Adrian            Lenawee               MI          49221     1,760,000    1,760,000
  14    Anaheim           Orange                CA          92801    61,750,000   61,750,000        284,108.25     3,409,299.00
  15    Las Vegas         Clark                 NV          89102    56,250,000   56,250,000        258,803.06     3,105,636.72
  16    St. Louis Park    Hennepin              MN          55416    50,250,000   50,250,000        280,472.04     3,365,664.48
  17    Springfield       Sangamon              IL          62704    50,000,000   50,000,000        233,891.49     2,806,697.88
  18    Chattanooga       Hamilton              TN          37415    46,364,964   46,500,000        275,347.45     3,304,169.40
  20    Huntington Beach  Orange                CA          92683    45,600,000   45,600,000        209,803.01     2,517,636.12
  21    Walnut Creek      Contra Costa          CA          94596    44,200,000   44,200,000        203,361.69     2,440,340.28
  23    Tucson            Pima                  AZ          85719    41,000,000   41,000,000        253,650.57     3,043,806.84
  25    Federal Way       King                  WA          98003    40,500,000   40,500,000        244,931.07     2,939,172.84
  26    San Diego         San Diego             CA          92115    39,050,000   39,050,000        215,466.27     2,585,595.24
  27    Rancho Cucamonga  San Bernardino        CA          91730    37,400,000   37,400,000        219,445.64     2,633,347.68
  28    Lutz              Hillsborough          FL          33549    33,500,000   33,500,000        199,773.80     2,397,285.60
  29    Tustin            Orange                CA          92780    33,200,000   33,200,000        152,751.32     1,833,015.84
  32    Grass Valley      Nevada                CA          95949    31,100,000   31,100,000        143,089.34     1,717,072.08
  33    Lake Stevens      Snohomish             WA          98258    30,900,000   30,900,000        142,169.15     1,706,029.80
  34    Chino             San Bernardino        CA          91710    28,550,000   28,550,000        131,356.93     1,576,283.16
  36    Las Vegas         Clark                 NV          89110    26,000,000   26,000,000        152,039.81     1,824,477.72
  37    Moraga            Contra Costa          CA          94556    25,750,000   25,750,000        118,474.29     1,421,691.48
  38    Washington        District of Columbia  DC          20037    25,600,000   25,600,000        153,962.56     1,847,550.72
  39    Anaheim           Orange                CA          92804    25,500,000   25,500,000        117,324.05     1,407,888.60
  40    Indianapolis      Marion                IN          46250    25,400,000   25,400,000        154,254.24     1,851,050.88
  41    Vienna            Fairfax               VA          22182    25,200,000   25,200,000        151,556.90     1,818,682.80
  42    San Antonio       Bexar                 TX          78205    24,200,000   24,200,000        145,542.74     1,746,512.88
  44    Windsor           Sonoma                CA          95492    23,290,000   23,290,000        107,155.97     1,285,871.64
  46    San Dimas         Los Angeles           CA          91773    22,500,000   22,500,000        102,380.60     1,228,567.20
  49    Huntington Beach  Orange                CA          92649    21,600,000   21,600,000         99,380.38     1,192,564.56
  51    Duarte            Los Angeles           CA          91010    21,375,000   21,375,000        126,782.93     1,521,395.16
  52    Livermore         Alameda               CA          94551    21,040,000   21,040,000         96,803.85     1,161,646.20
  54    Various           Various               FL       Various     20,900,000   20,900,000        123,965.53     1,487,586.36
 54.01  Clearwater        Pinellas              FL          33760    13,097,333   13,097,333
 54.02  Sanford           Seminole              FL          32771     7,802,667    7,802,667
  57    Sterling          Loudoun               VA          20166    19,700,000   19,700,000        116,847.89     1,402,174.68
  58    Various           Various               TX       Various     19,500,000   19,500,000        118,963.66     1,427,563.92
 58.01  Carrollton        Dallas                TX          75006    11,281,750   11,281,750
 58.02  Lewisville        Denton                TX          75067     8,218,250    8,218,250
  61    Fremont           Alameda               CA          94536    19,300,000   19,300,000         88,798.21     1,065,578.52
  63    Los Angeles       Los Angeles           CA          90015    19,140,000   19,140,000        104,370.13     1,252,441.56
  65    Jensen Beach      Martin                FL          34957    18,640,000   18,640,000        110,644.15     1,327,729.80
  66    Mill Creek        Snohomish             WA          98012    18,500,000   18,500,000         85,117.45     1,021,409.40
  67    Edina             Hennepin              MN          55435    18,500,000   18,500,000        109,848.66     1,318,183.92
  68    La Verne          Los Angeles           CA          91750    18,200,000   18,200,000         83,737.17     1,004,846.04
  69    Perris            Riverside             CA          92571    18,000,000   18,000,000        104,928.79     1,259,145.48
  71    San Leandro       Alameda               CA          94578    17,150,000   17,150,000         78,906.18       946,874.16
  72    Reno              Washoe                NV          89519    16,800,000   16,800,000         76,444.18       917,330.16
  74    Orangevale        Sacramento            CA          95662    16,700,000   16,700,000         76,835.75       922,029.00
  76    White Marsh       Baltimore             MD          21162    16,325,000   16,325,000         97,143.14     1,165,717.68
  81    Las Vegas         Clark                 NV          89146    16,000,000   16,000,000        100,164.77     1,201,977.24
  82    Everett           Snohomish             WA          98208    15,700,000   15,700,000         93,826.83     1,125,921.96
  86    Riverhead         Suffolk               NY          11901    14,983,888   15,000,000         86,111.85     1,033,342.20
  89    Various           Various               TX       Various     14,831,913   14,900,000         97,544.13     1,170,529.56
 89.01  Houston           Harris                TX          77094     9,617,039    9,661,187
 89.02  League City       Galveston             TX          77573     5,214,873    5,238,813
  92    Van Nuys          Los Angeles           CA          91411    14,468,283   14,500,000         87,104.95     1,045,259.40
  95    Yorba Linda       Orange                CA          92887    14,200,000   14,200,000         85,044.90     1,020,538.80
  96    Homewood          Jefferson             AL          35209    14,200,000   14,200,000         71,530.20       858,362.40
  97    Olympia           Thurston              WA          98502    14,000,000   14,000,000         64,413.21       772,958.52
  98    Pico Rivera       Los Angeles           CA          90660    14,000,000   14,000,000         72,829.33       873,951.96
  101   Windsor           Sonoma                CA          95492    13,800,000   13,800,000         63,493.02       761,916.24
  102   Milwaukee         Milwaukee             WI          53223    13,700,000   13,700,000         83,632.85     1,003,594.20
  112   Indio             Riverside             CA          92201     6,940,124    6,960,000         41,567.76       498,813.12
  113   Perris            Riverside             CA          92571     4,905,950    4,920,000         29,384.11       352,609.32
  114   Anaheim           Orange                CA          92806    11,825,000   11,825,000         54,406.15       652,873.80
  115   Cheyenne          Laramie               WY          82009    11,325,000   11,325,000         65,264.61       783,175.32
  116   Jackson Heights   Queens                NY          11372    11,134,678   11,145,000         69,530.30       834,363.60
  117   New York          New York              NY          10027    11,000,000   11,000,000         67,015.10       804,181.20
  118   Ontario           San Bernardino        CA          91764    10,989,462   11,000,000         67,371.59       808,459.08
  121   Laurel            Howard                MD          20723    10,200,000   10,200,000         60,695.87       728,350.44
  122   Lubbock           Lubbock               TX          79410    10,070,000   10,070,000         66,366.47       796,397.64
  126   Victorville       San Bernardino        CA          92392     9,400,000    9,400,000         57,584.28       691,011.36
  131   South Bend        St. Joseph            IN          46617     9,000,000    9,000,000         45,777.08       549,324.96
  133   Norfolk           Norfolk City          VA          23502     8,800,000    8,800,000         53,304.81       639,657.72
  135   Wayzata           Hennepin              MN          55391     8,750,000    8,750,000         52,348.21       628,178.52
  136   Fair Oaks         Sacramento            CA          95628     8,700,000    8,700,000         40,028.21       480,338.52
  137   Minneapolis       Hennepin              MN          55402     8,646,028    8,663,000         49,279.23       591,350.76
  142   Branson           Taney                 MO          65616     8,342,016    8,350,000         51,195.36       614,344.32
  143   Santa Ana         Orange                CA          92705     8,192,294    8,200,000         50,755.77       609,069.24
  148   San Diego         San Diego             CA          92123     7,789,141    7,800,000         51,367.46       616,409.52
  153   Chino             San Bernardino        CA          91710     7,253,356    7,300,000         63,831.87       765,982.44
  154   Ocala             Marion                FL          34474     7,100,000    7,100,000         42,476.84       509,722.08
  157   Perkasie          Bucks                 PA          18944     6,900,000    6,900,000         42,126.13       505,513.56
  158   Lockport          Will                  IL          60441     6,800,000    6,800,000         42,112.32       505,347.84
  164   Portland          Multnomah             OR          97215     6,295,000    6,295,000         28,962.94       347,555.28
  174   Las Vegas         Clark                 NV       Various      5,794,443    5,800,000         35,523.20       426,278.40
174.01  Las Vegas         Clark                 NV          89139     3,410,127    3,413,397
174.02  Las Vegas         Clark                 NV          89120     2,384,316    2,386,603
  178   Las Vegas         Clark                 NV          89117     5,600,000    5,600,000         33,495.66       401,947.92
  185   College Station   Brazos                TX          77840     5,292,867    5,300,000         35,620.57       427,446.84
  188   Los Angeles       Los Angeles           CA          90015     5,100,000    5,100,000         30,836.59       370,039.08
  190   Pell City         St. Clair             AL          35125     4,783,565    4,800,000         40,634.90       487,618.80
  191   Attalla           Etowah                AL          35954     4,500,000    4,500,000         28,315.93       339,791.16
  192   Las Vegas         Clark                 NV          89103     4,500,000    4,500,000         26,817.97       321,815.64
  194   Brawley           Imperial              CA          92227     4,500,000    4,500,000         26,619.20       319,430.40
  198   Portland          Multnomah             OR          97203     4,250,000    4,250,000         27,283.51       327,402.12
  199   Fort Wayne        Allen                 IN          46835     4,218,517    4,230,000         25,187.76       302,253.12
  200   Seaford           Sussex                DE          19973     4,215,000    4,215,000         24,849.87       298,198.44
  204   Naperville        DuPage                IL          60540     3,992,848    4,000,000         24,239.79       290,877.48
  205   Highland          San Bernardino        CA          92346     3,992,388    4,000,000         23,521.09       282,253.08
  206   Corona            Riverside             CA          92882     3,924,761    3,950,000         34,539.16       414,469.92
  207   Magnolia          Kent                  DE          19962     3,810,000    3,810,000         22,462.16       269,545.92
  211   Birmingham        Shelby                AL          35242     3,750,000    3,750,000         22,603.83       271,245.96
  218   Yuba City         Sutter                CA          95991     3,500,000    3,500,000         21,322.99       255,875.88
  221   McAllen           Hidalgo               TX          78501     3,396,615    3,400,000         20,384.72       244,616.64
  229   Houston           Harris                TX          77004     3,137,050    3,140,000         19,437.79       233,253.48
  234   Lithonia          DeKalb                GA          30038     2,869,825    2,875,000         17,366.68       208,400.16
  238   Edison            Middlesex             NJ           8817     2,600,000    2,600,000         15,705.52       188,466.24
  244   Kearny            Hudson                NJ           7032     2,450,000    2,450,000         14,655.93       175,871.16
  251   Alpharetta        Fulton                GA          30318     2,293,578    2,300,000         13,893.34       166,720.08

                                                                                           NET                        MONTHLY
        INTEREST     PRIMARY         MASTER        TRUSTEE AND    SUB SERVICIN  ADMIN.  MORTGAGE                      PAYMENT
LOAN #   RATE %   SERVICING FEE  SERVICING FEE  PAYING AGENT FEE    FEE RATE     FEE %   RATE %   ACCRUAL TYPE  TERM    DATE
-----------------------------------------------------------------------------------------------------------------------------

   2      6.0500          0.010          0.010            0.0004                0.0204   6.02960  Actual/360      60     1
 2.01
 2.02
   9      5.6260                         0.010            0.0004        0.0100  0.0204   5.60560  Actual/360      60     1
  10      5.5700                         0.010            0.0004        0.0100  0.0204   5.54960  Actual/360      60     8
  12      5.8990          0.010          0.010            0.0004                0.0204   5.87860  Actual/360     120     1
 12.01
 12.02
 12.03
 12.04
 12.05
 12.06
 12.07
 12.08
 12.09
 12.1
 12.11
 12.12
 12.13
 12.14
 12.15
 12.16
 12.17
 12.18
  13      6.2500          0.010          0.010            0.0004                0.0204   6.22960  Actual/360     120     1
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
 13.07
 13.08
 13.09
 13.10
 13.11
 13.12
 13.13
 13.14
 13.15
  14      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  15      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  16      5.8200          0.010          0.010            0.0004                0.0204   5.79960  Actual/360     120     1
  17      5.5365          0.010          0.010            0.0004                0.0204   5.51610  Actual/360     120     1
  18      5.8845                         0.010            0.0004        0.0100  0.0304   5.85410  Actual/360     120     1
  20      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  21      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  23      6.2952          0.010          0.010            0.0004                0.0204   6.27480  Actual/360     120     1
  25      6.0810          0.010          0.010            0.0004                0.0204   6.06060  Actual/360     120     1
  26      5.2430          0.010          0.010            0.0004                0.0204   5.22260  Actual/360     120     1
  27      5.8000          0.010          0.010            0.0004        0.0250  0.0454   5.75460  Actual/360     120     1
  28      5.9500          0.010          0.010            0.0004                0.0204   5.92960  Actual/360     120     1
  29      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  32      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  33      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  34      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  36      6.2160          0.010          0.010            0.0004                0.0204   6.19560  Actual/360     120     1
  37      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  38      6.0290          0.010          0.010            0.0004                0.0204   6.00860  Actual/360     120     1
  39      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  40      6.1202                         0.010            0.0004        0.0500  0.0604   6.05980  Actual/360     120     1
  41      6.0290          0.010          0.010            0.0004                0.0204   6.00860  Actual/360     120     1
  42      6.0290          0.010          0.010            0.0004                0.0204   6.00860  Actual/360     120     1
  44      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  46      5.3855          0.010          0.010            0.0004                0.0204   5.36510  Actual/360     120     1
  49      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  51      5.9000          0.010          0.010            0.0004                0.0204   5.87960  Actual/360     120     1
  52      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  54      5.9000          0.010          0.010            0.0004                0.0204   5.87960  Actual/360     120     1
 54.01
 54.02
  57      5.9000          0.010          0.010            0.0004                0.0204   5.87960  Actual/360     120     1
  58      6.1630          0.010          0.010            0.0004                0.0204   6.14260  Actual/360     120     1
 58.01
 58.02
  61      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  63      5.6260          0.010          0.010            0.0004                0.0204   5.60560  Actual/360     120     1
  65      5.9070          0.010          0.010            0.0004                0.0204   5.88660  Actual/360     120     1
  66      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  67      5.9100          0.010          0.010            0.0004                0.0204   5.88960  Actual/360      60     1
  68      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  69      5.7400          0.010          0.010            0.0004                0.0204   5.71960  Actual/360     120     1
  71      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  72      5.3855          0.010          0.010            0.0004                0.0204   5.36510  Actual/360     120     1
  74      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  76      5.9300          0.010          0.010            0.0004                0.0204   5.90960  Actual/360     120     1
  81      6.4080          0.010          0.010            0.0004                0.0204   6.38760  Actual/360     120     1
  82      5.9700          0.010          0.010            0.0004                0.0204   5.94960  Actual/360     120     1
  86      5.6000          0.010          0.010            0.0004                0.0204   5.57960  Actual/360     120     1
  89      6.8410          0.010          0.010            0.0004                0.0204   6.82060  Actual/360     120     1
 89.01
 89.02
  92      6.4500                         0.010            0.0004        0.0830  0.0934   6.35660  Actual/360     120     1
  95      5.9900          0.010          0.010            0.0004                0.0204   5.96960  Actual/360     120     1
  96      5.9620                         0.010            0.0004        0.0400  0.0504   5.91160  Actual/360     120     1
  97      5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  98      6.1570          0.010          0.010            0.0004                0.0204   6.13660  Actual/360      60     1
  101     5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  102     6.1690          0.010          0.010            0.0004                0.0204   6.14860  Actual/360     120     1
  112     5.9640                         0.010            0.0004        0.0500  0.0604   5.90360  Actual/360     120     1
  113     5.9640                         0.010            0.0004        0.0500  0.0604   5.90360  Actual/360     120     1
  114     5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  115     5.6350          0.010          0.010            0.0004                0.0204   5.61460  Actual/360     120     1
  116     6.3750          0.010          0.010            0.0004                0.0204   6.35460  Actual/360     120     1
  117     6.1500          0.010          0.010            0.0004                0.0204   6.12960  Actual/360     120     1
  118     6.2000          0.010          0.010            0.0004                0.0204   6.17960  Actual/360     120     1
  121     5.9300          0.010          0.010            0.0004                0.0204   5.90960  Actual/360     120     1
  122     6.2400          0.010          0.010            0.0004                0.0204   6.21960  Actual/360     120     1
  126     6.2020          0.010          0.010            0.0004                0.0204   6.18160  Actual/360     120     1
  131     6.0200                         0.010            0.0004        0.0400  0.0504   5.96960  Actual/360      60     1
  133     6.0960          0.010          0.010            0.0004                0.0204   6.07560  Actual/360     120     1
  135     5.9800          0.010          0.010            0.0004                0.0204   5.95960  Actual/360     120     1
  136     5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  137     5.9800          0.010          0.010            0.0004                0.0204   5.95960  Actual/360     120     1
  142     6.2100          0.010          0.010            0.0004                0.0204   6.18960  Actual/360     120     1
  143     6.3000          0.010          0.010            0.0004                0.0204   6.27960  Actual/360     120     1
  148     6.2320          0.010          0.010            0.0004                0.0204   6.21160  Actual/360     120     1
  153     6.5600          0.010          0.010            0.0004                0.0204   6.53960  Actual/360     180     1
  154     5.9800          0.010          0.010            0.0004                0.0204   5.95960  Actual/360     120     1
  157     6.1700          0.010          0.010            0.0004                0.0204   6.14960  Actual/360     120     1
  158     6.3050          0.010          0.010            0.0004                0.0204   6.28460  Actual/360     120     1
  164     5.4455          0.010          0.010            0.0004                0.0204   5.42510  Actual/360     120     1
  174     6.2000          0.010          0.010            0.0004                0.0204   6.17960  Actual/360     120     1
174.01
174.02
  178     5.9780          0.010          0.010            0.0004                0.0204   5.95760  Actual/360     120     1
  185     6.4500          0.010          0.010            0.0004                0.0204   6.42960  Actual/360     120     1
  188     6.0790          0.010          0.010            0.0004                0.0204   6.05860  Actual/360     120     1
  190     6.0500                         0.010            0.0004        0.0700  0.0804   5.96960  Actual/360      60     1
  191     6.4570                         0.010            0.0004        0.0800  0.0904   6.36660  Actual/360     120     1
  192     5.9440          0.010          0.010            0.0004                0.0204   5.92360  Actual/360     120     1
  194     5.8750          0.010          0.010            0.0004                0.0204   5.85460  Actual/360     120     1
  198     6.6500          0.010          0.010            0.0004                0.0204   6.62960  Actual/360     120     1
  199     6.3730          0.010          0.010            0.0004                0.0204   6.35260  Actual/360     120     1
  200     5.8440          0.010          0.010            0.0004                0.0204   5.82360  Actual/360     120     1
  204     6.1000          0.010          0.010            0.0004                0.0204   6.07960  Actual/360     120     1
  205     5.8200          0.010          0.010            0.0004                0.0204   5.79960  Actual/360     120     1
  206     6.5600          0.010          0.010            0.0004                0.0204   6.53960  Actual/360     180     1
  207     5.8440          0.010          0.010            0.0004                0.0204   5.82360  Actual/360     120     1
  211     6.0500          0.010          0.010            0.0004                0.0204   6.02960  Actual/360     120     1
  218     6.1500          0.010          0.010            0.0004                0.0204   6.12960  Actual/360     120     1
  221     6.0000          0.010          0.010            0.0004                0.0204   5.97960  Actual/360     120     1
  229     6.3010          0.010          0.010            0.0004                0.0204   6.28060  Actual/360     120     1
  234     6.0700          0.010          0.010            0.0004                0.0204   6.04960  Actual/360     120     1
  238     6.0700          0.010          0.010            0.0004                0.0204   6.04960  Actual/360     120     1
  244     5.9790          0.010          0.010            0.0004                0.0204   5.95860  Actual/360     120     1
  251     6.0700          0.010          0.010            0.0004                0.0204   6.04960  Actual/360     120     1

                   MATURITY/  AMORT                                         ARD    ENVIRONMENTAL    CROSS    CROSS
LOAN #  REM. TERM  ARD DATE    TERM  REM. AMORT  TITLE TYPE     ARD LOAN  STEP UP    INSURANCE    DEFAULTED  COLLATERALIZED
---------------------------------------------------------------------------------------------------------------------------

   2        59     11/1/2011    0         0      Fee/Leasehold                          No           No            No
 2.01                                            Fee                                    No            0            0
 2.02                                            Leasehold                              No            0            0
   9        58     10/1/2011   360       358     Fee                                    No           No            No
  10        60     12/8/2011    0         0      Fee                                    No           No            No
  12       117      9/1/2016    0         0      Fee                                    No           No            No
 12.01                                           Fee                                    No            0            0
 12.02                                           Fee                                    No            0            0
 12.03                                           Fee                                    No            0            0
 12.04                                           Fee                                    No            0            0
 12.05                                           Fee                                    No            0            0
 12.06                                           Fee                                    No            0            0
 12.07                                           Fee                                    No            0            0
 12.08                                           Fee                                    No            0            0
 12.09                                           Fee                                    No            0            0
 12.1                                            Fee                                    No            0            0
 12.11                                           Fee                                    No            0            0
 12.12                                           Fee                                    No            0            0
 12.13                                           Fee                                    No            0            0
 12.14                                           Fee                                    No            0            0
 12.15                                           Fee                                    No            0            0
 12.16                                           Fee                                    No            0            0
 12.17                                           Fee                                    No            0            0
 12.18                                           Fee                                    No            0            0
  13       120     12/1/2016   360       360     Fee                                    No           No            No
 13.01                                           Fee                                    No            0            0
 13.02                                           Fee                                    No            0            0
 13.03                                           Fee                                    No            0            0
 13.04                                           Fee                                    No            0            0
 13.05                                           Fee                                    No            0            0
 13.06                                           Fee                                    No            0            0
 13.07                                           Fee                                    No            0            0
 13.08                                           Fee                                    No            0            0
 13.09                                           Fee                                    No            0            0
 13.10                                           Fee                                    No            0            0
 13.11                                           Fee                                    No            0            0
 13.12                                           Fee                                    No            0            0
 13.13                                           Fee                                    No            0            0
 13.14                                           Fee                                    No            0            0
 13.15                                           Fee                                    No            0            0
  14       119     11/1/2016    0         0      Fee                                    Yes          No            No
  15       119     11/1/2016    0         0      Fee                                    Yes          No            No
  16       120     12/1/2016   420       420     Fee                                    No           No            No
  17       119     11/1/2016    0         0      Fee                                    No           No            No
  18       117      9/1/2016   360       357     Fee                                    No           No            No
  20       119     11/1/2016    0         0      Fee                                    Yes          No            No
  21       119     11/1/2016    0         0      Fee                                    Yes          No            No
  23       117      9/1/2016   360       360     Leasehold                              No           No            No
  25       119     11/1/2016   360       360     Fee                                    No           No            No
  26       108     12/1/2015   360       360     Fee                                    No           No            No
  27       118     10/1/2016   360       360     Fee                                    No           No            No
  28       118     10/1/2016   360       360     Fee                                    No           No            No
  29       119     11/1/2016    0         0      Fee                                    Yes          No            No
  32       119     11/1/2016    0         0      Fee                                    Yes          No            No
  33       119     11/1/2016    0         0      Fee                                    Yes          No            No
  34       119     11/1/2016    0         0      Fee                                    Yes          No            No
  36       117      9/1/2016   420       420     Fee                                    No           No            No
  37       119     11/1/2016    0         0      Fee                                    Yes          No            No
  38       118     10/1/2016   360       360     Fee/Leasehold                          No           No            No
  39       119     11/1/2016    0         0      Fee                                    Yes          No            No
  40       119     11/1/2016   360       360     Fee                                    No           No            No
  41       118     10/1/2016   360       360     Fee                                    No           No            No
  42       118     10/1/2016   360       360     Fee                                    No           No            No
  44       119     11/1/2016    0         0      Fee                                    Yes          No            No
  46       119     11/1/2016    0         0      Fee                                    Yes          No            No
  49       119     11/1/2016    0         0      Fee                                    Yes          No            No
  51       120     12/1/2016   360       360     Fee                                    No           No            No
  52       119     11/1/2016    0         0      Fee                                    Yes          No            No
  54       120     12/1/2016   360       360     Fee                                    No           No            No
 54.01                                           Fee                                    No            0            0
 54.02                                           Fee                                    No            0            0
  57       120     12/1/2016   360       360     Fee                                    No           No            No
  58       118     10/1/2016   360       360     Fee                                    No           No            No
 58.01                                           Fee                                    No            0            0
 58.02                                           Fee                                    No            0            0
  61       119     11/1/2016    0         0      Fee                                    Yes          No            No
  63       120     12/1/2016   420       420     Fee                                    No           No            No
  65       119     11/1/2016   360       360     Fee                                    No           No            No
  66       119     11/1/2016    0         0      Fee                                    Yes          No            No
  67        60     12/1/2011   360       360     Fee                                    No           No            No
  68       119     11/1/2016    0         0      Fee/Leasehold                          Yes          No            No
  69       120     12/1/2016   360       360     Fee                                    No           No            No
  71       119     11/1/2016    0         0      Fee                                    Yes          No            No
  72       119     11/1/2016    0         0      Fee                                    Yes          No            No
  74       119     11/1/2016    0         0      Fee                                    Yes          No            No
  76       120     12/1/2016   360       360     Fee                                    No           No            No
  81       118     10/1/2016   360       360     Fee                                    No           No            No
  82       117      9/1/2016   360       360     Fee                                    No           No            No
  86       119     11/1/2016   360       359     Fee                                    No           No            No
  89       114      6/1/2016   360       354     Fee                                    No           No            No
 89.01                                           Fee                                    No            0            0
 89.02                                           Fee                                    No            0            0
  92       116      8/1/2016   420       416     Fee                                    No           No            No
  95       120     12/1/2016   360       360     Fee                                    No           No            No
  96       119     11/1/2016    0         0      Fee                                    No           No            No
  97       119     11/1/2016    0         0      Fee                                    Yes          No            No
  98        59     11/1/2011    0         0      Fee                                    No           No            No
  101      119     11/1/2016    0         0      Fee                                    Yes          No            No
  102      119     11/1/2016   360       360     Fee                                    Yes          No            No
  112      117      9/1/2016   360       357     Fee                                    No           Yes          Yes
  113      117      9/1/2016   360       357     Fee                                    No           Yes          Yes
  114      119     11/1/2016    0         0      Fee                                    Yes          No            No
  115      119     11/1/2016   360       360     Fee                                    No           No            No
  116      119     11/1/2016   360       359     Fee                                    No           No            No
  117      118     10/1/2016   360       360     Fee                                    No           No            No
  118      119     11/1/2016   360       359     Fee                                    No           No            No
  121      120     12/1/2016   360       360     Fee                                    No           No            No
  122      120     12/1/2016   300       300     Fee/Leasehold                          No           No            No
  126      120     12/1/2016   360       360     Fee                                    No           No            No
  131       58     10/1/2011    0         0      Fee                                    No           No            No
  133      118     10/1/2016   360       360     Fee                                    No           No            No
  135      119     11/1/2016   360       360     Fee                                    No           No            No
  136      119     11/1/2016    0         0      Fee                                    Yes          No            No
  137      117      9/1/2016   420       417     Fee                                    No           No            No
  142      119     11/1/2016   360       359     Fee                                    No           No            No
  143      119     11/1/2016   360       359     Fee                                    No           No            No
  148      119     11/1/2016   300       299     Fee                                    No           No            No
  153      178     10/1/2021   180       178     Fee                                    No           No            No
  154      118     10/1/2016   360       360     Fee                                    No           No            No
  157      118     10/1/2016   360       360     Fee                                    No           No            No
  158      118     10/1/2016   360       360     Fee                                    No           No            No
  164      119     11/1/2016    0         0      Fee                                    Yes          No            No
  174      119     11/1/2016   360       359     Fee                                    No           No            No
174.01                                           Fee                                    No            0            0
174.02                                           Fee                                    No            0            0
  178      119     11/1/2016   360       360     Fee                                    No           No            No
  185      119     11/1/2016   300       299     Fee                                    No           No            No
  188      118     10/1/2016   360       360     Fee                                    No           No            No
  190       59     11/1/2011   180       179     Fee                                    No           No            No
  191      119     11/1/2016   360       360     Fee                                    No           No            No
  192      119     11/1/2016   360       360     Fee                                    No           No            No
  194      120     12/1/2016   360       360     Leasehold                              No           No            No
  198      115      7/1/2016   360       360     Fee                                    No           No            No
  199      115      7/1/2016   420       415     Fee                                    No           No            No
  200      120     12/1/2016   360       360     Fee                                    No           No            No
  204      118     10/1/2016   360       358     Fee                                    No           No            No
  205      118     10/1/2016   360       358     Fee                                    No           No            No
  206      178     10/1/2021   180       178     Fee                                    No           No            No
  207      120     12/1/2016   360       360     Fee                                    No           No            No
  211      120     12/1/2016   360       360     Fee                                    No           No            No
  218      120     12/1/2016   360       360     Fee                                    No           No            No
  221      119     11/1/2016   360       359     Fee                                    No           No            No
  229      119     11/1/2016   360       359     Fee                                    No           No            No
  234      118     10/1/2016   360       358     Fee                                    No           No            No
  238      120     12/1/2016   360       360     Fee                                    No           No            No
  244      118     10/1/2016   360       360     Fee                                    No           No            No
  251      117      9/1/2016   360       357     Fee                                    No           No            No

          PARTIAL                                                            UPFRONT      UPFRONT      UPFRONT      UPFRONT
        DEFEASANCE  LETTER OF                                    HOLDBACK  ENGINEERING     CAPEX        TI/LC        RE TAX
LOAN #    ALLOWED     CREDIT             LOCKBOX TYPE             AMOUNT   RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------

   2        No         No                   Hard                     -                                 4,000,000
 2.01        0          0                                            -
 2.02        0          0                                            -
   9        No         No                   Hard                     -
  10        No         No                   Hard                     -
  12        Yes        No                   Hard                     -                    3,000,000    4,236,901      534,301
 12.01       0          0                                            -
 12.02       0          0                                            -
 12.03       0          0                                            -
 12.04       0          0                                            -
 12.05       0          0                                            -
 12.06       0          0                                            -
 12.07       0          0                                            -
 12.08       0          0                                            -
 12.09       0          0                                            -
 12.1        0          0                                            -
 12.11       0          0                                            -
 12.12       0          0                                            -
 12.13       0          0                                            -
 12.14       0          0                                            -
 12.15       0          0                                            -
 12.16       0          0                                            -
 12.17       0          0                                            -
 12.18       0          0                                            -
  13        Yes        No      Soft at Closing, Springing Hard       -         141,125    4,325,000                   279,659
 13.01       0          0                                            -
 13.02       0          0                                            -
 13.03       0          0                                            -
 13.04       0          0                                            -
 13.05       0          0                                            -
 13.06       0          0                                            -
 13.07       0          0                                            -
 13.08       0          0                                            -
 13.09       0          0                                            -
 13.10       0          0                                            -
 13.11       0          0                                            -
 13.12       0          0                                            -
 13.13       0          0                                            -
 13.14       0          0                                            -
 13.15       0          0                                            -
  14        No         No      None at Closing, Springing Hard       -
  15        No         No      None at Closing, Springing Hard       -
  16        No         No      Soft at Closing, Springing Hard       -
  17        No         No                   Hard                     -
  18        No         No                   Hard                     -
  20        No         No      None at Closing, Springing Hard       -
  21        No         No      None at Closing, Springing Hard       -
  23        No         No                   Hard                     -       1,438,800       43,098                   194,998
  25        No         No                   Hard                  700,000                                             133,175
  26        No         Yes                  Hard                4,500,000                                              25,766
  27        No         No                                            -                                                315,290
  28        No         No                                            -                                                430,593
  29        No         No      None at Closing, Springing Hard       -
  32        No         No      None at Closing, Springing Hard       -
  33        No         No      None at Closing, Springing Hard       -
  34        No         No      None at Closing, Springing Hard       -
  36        No         No                                            -         128,500      175,000                    56,430
  37        No         No      None at Closing, Springing Hard       -
  38        No         No      Soft at Closing, Springing Hard       -                       19,263                   171,264
  39        No         No      None at Closing, Springing Hard       -
  40        No         Yes                  Hard                     -                      119,419      336,000       19,004
  41        No         No      Soft at Closing, Springing Hard       -                       16,803                   189,167
  42        No         No      Soft at Closing, Springing Hard       -                       20,454                   177,248
  44        No         No      None at Closing, Springing Hard       -
  46        No         No      None at Closing, Springing Hard       -
  49        No         No      None at Closing, Springing Hard       -
  51        No         No                   Hard                     -
  52        No         No      None at Closing, Springing Hard       -
  54        No         No                   Hard                     -
 54.01       0          0                                            -
 54.02       0          0                                            -
  57        No         No                   Hard                     -
  58        No         No                                            -          13,625                 1,330,000      315,000
 58.01       0          0                                            -
 58.02       0          0                                            -
  61        No         No      None at Closing, Springing Hard       -
  63        No         No                                            -                       24,000                    26,688
  65        No         No                                            -                    1,203,750                   240,060
  66        No         No      None at Closing, Springing Hard       -
  67        Yes        No      Soft at Closing, Springing Hard       -                       48,562      400,000
  68        No         No      None at Closing, Springing Hard       -
  69        No         No      None at Closing, Springing Hard       -          49,244       74,941                    17,774
  71        No         No      None at Closing, Springing Hard       -
  72        No         No      None at Closing, Springing Hard       -
  74        No         No      None at Closing, Springing Hard       -
  76        No         No                   Hard                     -
  81        No         No                                            -
  82        No         No                                            -                       46,402                    53,906
  86        No         No                                            -          18,750
  89        No         Yes                  Hard                     -
 89.01       0          0                                            -
 89.02       0          0                                            -
  92        No         No      None at Closing, Springing Hard       -                                                 44,074
  95        Yes        No      None at Closing, Springing Hard       -          26,695                   250,000       73,859
  96        No         No                                            -                                                 14,903
  97        No         No      None at Closing, Springing Hard       -
  98        No         No                                            -                                                 90,931
  101       No         No      None at Closing, Springing Hard       -
  102       No         No                                            -          36,988                                261,838
  112       No         No                   Hard                     -
  113       No         No                   Hard                     -
  114       No         No      None at Closing, Springing Hard       -
  115       No         No                                            -                                                  4,898
  116       No         No                   Hard                     -          17,656                                 40,702
  117       No         No                                            -                                                138,720
  118       No         No                   Hard                     -         500,000                                 46,500
  121       No         No                   Hard                     -
  122       No         No                   Hard                     -                                                 33,072
  126       No         Yes                                           -                                   335,000       22,154
  131       No         No                                            -          23,750      876,250
  133       No         No      None at Closing, Springing Hard       -                                                 18,644
  135       No         No                                            -
  136       No         No      None at Closing, Springing Hard       -
  137       No         No                                            -         250,000                                 53,607
  142       No         Yes                                           -                                                 65,083
  143       No         No                   Hard                     -          34,375                                 51,282
  148       No         No                   Hard                     -
  153       No         No                   Hard                     -                                                 68,374
  154       No         No                                            -                                                 86,612
  157       No         No                                            -          70,625                                 19,943
  158       No         No                                            -          21,250                                  2,332
  164       No         No      None at Closing, Springing Hard       -
  174       Yes        No                                            -                                    44,716        8,492
174.01       0          0                                            -
174.02       0          0                                            -
  178       No         No                                            -                                                  9,193
  185       No         No                                            -          44,375      242,110                    76,981
  188       No         No                                            -                                   200,000       10,422
  190       No         No                                            -
  191       No         Yes                                        750,000                                              29,912
  192       No         No                                            -                                                  4,195
  194       No         No                   Hard                     -                                   100,000       13,650
  198       Yes        No                                            -          56,500       56,315                    36,669
  199       No         No                                            -                                    85,000       23,563
  200       No         No                                            -                                                  4,194
  204       No         No                   Hard                     -          10,000                   100,000       10,213
  205       No         No                                            -                                                 37,800
  206       No         No                   Hard                     -                                                 38,346
  207       No         No                                            -                                                  3,722
  211       No         No                                            -                                                  6,499
  218       No         No                                            -                                                 13,887
  221       No         No                                            -                        7,500       12,000
  229       No         No                   Hard                     -
  234       No         No                                            -
  238       No         No                                            -                                                 20,538
  244       No         No                                            -
  251       No         No                   Hard                     -                                                 21,115

          UPFRONT      UPFRONT     MONTHLY                       MONTHLY        MONTHLY        MONTHLY        MONTHLY      MONTHLY
            INS.        OTHER       CAPEX                        CAPEX           TI/LC          TI/LC          RE TAX        INS.
LOAN #  RESERVE ($)  RESERVE ($)  RESERVE($)                 RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------------

   2                  16,690,498
 2.01
 2.02
   9
  10
  12        379,167    3,000,000                                  1,000,000       25,255        4,606,118       97,922       29,167
 12.01
 12.02
 12.03
 12.04
 12.05
 12.06
 12.07
 12.08
 12.09
 12.1
 12.11
 12.12
 12.13
 12.14
 12.15
 12.16
 12.17
 12.18
  13         83,359      500,000  4% of Gross Revenues                                                          80,258       13,893
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
 13.07
 13.08
 13.09
 13.10
 13.11
 13.12
 13.13
 13.14
 13.15
  14
  15
  16                                                11,505                        20,833          500,000      125,978
  17
  18
  20
  21
  23         33,113               4% of Operating Revenues                                                      64,999        3,010
  25         59,835    3,097,459                     2,118           76,255        5,500          330,000       66,588        7,238
  26          7,044    5,568,000                     2,541           81,312        5,250          252,000       25,766        3,522
  27                                                 2,148           77,311                                     63,058
  28        206,219                                  6,500                                                      43,059       34,370
  29
  32
  33
  34
  36         57,684                                  7,021                                                      19,750        6,409
  37
  38         28,787               4% of Gross Revenues                                                          24,466        4,774
  39
  40         86,774      911,178                     4,606          285,240       11,018                        19,004       10,847
  41         27,470               4% of Gross Revenues                                                          18,917        4,151
  42         37,927               4% of Gross Revenues                                                          22,156        6,127
  44
  46
  49
  51
  52
  54                      91,438
 54.01
 54.02
  57
  58         24,043                                  2,223                        12,500        1,580,000       35,000        3,005
 58.01
 58.02
  61
  63         44,454                                  2,584                         7,000          252,000       13,344        4,939
  65                                                 2,472                                                      21,824
  66
  67                     260,000                     5,823                                        400,000       71,761
  68
  69                                                 1,828          109,691                                      8,887
  71
  72
  74
  76
  81         21,249    1,033,006                                                                                              3,036
  82         17,809                               1,045.00                                                       8,984        1,979
  86          4,771                                  1,349                         2,161                        24,442        4,771
  89                     623,866                     1,322           79,340
 89.01
 89.02
  92          3,341                                  1,915                         4,167          150,000       12,158        1,344
  95          3,029        3,750                     1,121                         4,167                        14,772        3,029
  96         12,524                                  4,563                                                       7,452        3,131
  97
  98         14,868                                  1,311                         1,500           36,000       10,103        2,124
  101
  102        14,543    1,650,000                     5,167                                                      26,184        7,272
  112                                                8,836            8,836
  113                                                6,846            6,846
  114
  115         6,424                                  1,086           39,037                                      4,898        1,071
  116         2,969      580,430                       443                         2,833          102,000        6,784        2,969
  117         3,262                                    290                         2,767           60,000       15,413          652
  118        50,478       65,000                    18,089                                                      11,625        4,206
  121
  122         5,723      416,000                       509                                                      11,024        2,862
  126                    523,392                     1,041           37,473                                      4,431
  131        40,102                                  4,208                                                      25,531        3,509
  133         7,760      248,355                                                   1,948          150,000        9,322          776
  135                     54,365                       380                         1,250          105,000       16,781
  136
  137                                                2,017                                                      10,416
  142         4,719    1,060,250                     2,917          105,000                                      5,917        2,360
  143        24,570       45,000                    16,307                                                      12,820        4,914
  148
  153                                                                                                            8,547
  154                                                  851                         4,167          100,000        7,874        2,851
  157         2,355      600,000                       792                         1,375                         9,972        2,355
  158           936       10,000                     2,005           75,000        2,362           85,035        2,332          936
  164
  174         1,037      300,000                       456                         3,726           89,432        2,831        1,037
174.01
174.02
  178         2,447      700,000                       678                                                       4,597          680
  185        15,556       92,000                    11,733                                                      12,830       15,556
  188                                                  919                                        200,000        5,211
  190         9,798               4% of Gross Revenues                                                           2,127        1,960
  191         1,545      770,000                       359                         2,690                         2,719        1,545
  192         6,825                                 227.00            2,724                                      2,098          683
  194           587      124,929                       724           50,000        1,500          200,000        6,825          587
  198         1,962                                  1,004          120,000        3,000          108,000        4,584        1,962
  199         2,019       36,000                       583           21,064        1,600           85,000        7,854        1,009
  200         1,047                                    332                                                       1,383          262
  204         9,000       10,000                       531                         1,740                         5,107          788
  205         4,487        2,019                                                                                 7,560          374
  206                                                                                                            4,793
  207         4,051                                    419                                                       1,241        1,013
  211         9,668      177,657                       330                         1,500                         3,249        1,074
  218         5,813      175,000                     1,198           43,128                                      2,777          830
  221         7,000      100,000                                      7,500                        12,000        2,697          875
  229
  234           513                                    107                           641                         2,275          513
  238         6,325                                    571                                                      10,269          904
  244        13,588       64,000                       875                                                       5,062        1,941
  251                     14,945                        59            3,567          992           59,540

          MONTHLY
           OTHER      GRACE           GRACE
LOAN #  RESERVE ($)  TO LATE          TO DEFAULT
-------------------------------------------------------------

   2                       0                                0
 2.01
 2.02
   9                       0  0 (5 days once every 12 months)
  10                       0                                0
  12                       0                                0
 12.01
 12.02
 12.03
 12.04
 12.05
 12.06
 12.07
 12.08
 12.09
 12.1
 12.11
 12.12
 12.13
 12.14
 12.15
 12.16
 12.17
 12.18
  13                       5                                5
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
 13.07
 13.08
 13.09
 13.10
 13.11
 13.12
 13.13
 13.14
 13.15
  14                       0                                7
  15                       0                                7
  16                       5                                5
  17                       5                                5
  18                       0                                0
  20                       0                                7
  21                       0                                7
  23          8,417        0                                0
  25                       5                                5
  26                       5                                5
  27                       5                                5
  28                       5                                5
  29                       0                                7
  32                       0                                7
  33                       0                                7
  34                       0                                7
  36                       5                               10
  37                       0                                7
  38                       5                                5
  39                       0                                7
  40                       5                                5
  41                       5                                5
  42                       5                                5
  44                       0                                7
  46                       0                                7
  49                       0                                7
  51                       5                                5
  52                       0                                7
  54                       5                                5
 54.01
 54.02
  57                       5                                5
  58                       5                                5
 58.01
 58.02
  61                       0                                7
  63                       5                                5
  65                       5                                5
  66                       0                                7
  67                       5                                5
  68                       0                                7
  69                       5                                5
  71                       0                                7
  72                       0                                7
  74                       0                                7
  76                       5                                5
  81                       0                                5
  82                       5                                5
  86                       5                                5
  89                       5                                5
 89.01
 89.02
  92                       5                                5
  95                       5                                5
  96                       5                                5
  97                       0                                7
  98                       5                                5
  101                      0                                7
  102                      5                                5
  112                      5                                5
  113                      5                                5
  114                      0                                7
  115                      5                                5
  116                      5                                5
  117                      5                                7
  118                      5                                5
  121                      5                                5
  122                      5                                5
  126                      5                                5
  131                      5                                5
  133                      5                                5
  135                      5                                5
  136                      0                                7
  137                      5                                5
  142                      5                                5
  143                      5                                5
  148                      5                                5
  153                      5                                5
  154                      5                                5
  157                      5                                5
  158                      5                                5
  164                      0                                7
  174                      5                                5
174.01
174.02
  178                      5                                5
  185                      5                                5
  188                      5                                5
  190                      5                                5
  191                      5                                5
  192                      5                                5
  194                      5                                5
  198                      5                                5
  199                      5                                5
  200                      5                                5
  204                      5                                5
  205                      5                                5
  206                      5                                5
  207                      5                                5
  211                      5                                5
  218                      5                                5
  221                      5                                5
  229                      5                                5
  234                      5                                5
  238                      5                                5
  244                      5                                5
  251                      5                                5